PROSPECTUS
                               THE PIERPONT FUNDS

                6 ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116
                      FOR INFORMATION CALL (800) 521-5411

    THE PIERPONT FUNDS ARE A FAMILY OF NO-LOAD MUTUAL FUNDS FOR WHICH THERE ARE NO SALES CHARGES OR EXCHANGE OR REDEMPTION FEES. EACH FUND (A "FUND", COLLECTIVELY THE "FUNDS") IS A SERIES OF THE PIERPONT FUNDS, AN OPEN-END MANAGEMENT INVESTMENT COMPANY ORGANIZED AS A MASSACHUSETTS BUSINESS TRUST (THE "TRUST"). WITH A BROAD RANGE OF INVESTMENT CHOICES, THE PIERPONT FUNDS PROVIDE DISCERNING INVESTORS WITH ATTRACTIVE ALTERNATIVES FOR MEETING THEIR INVESTMENT NEEDS.

    UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO OF SECURITIES, EACH PIERPONT FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A CORRESPONDING OPEN-END MANAGEMENT INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND (A "PORTFOLIO", COLLECTIVELY THE "PORTFOLIOS"). THE FUNDS INVEST IN THEIR RESPECTIVE PORTFOLIOS THROUGH SIGNATURE FINANCIAL GROUP, INC.'S HUB AND
SPOKE-REGISTERED TRADEMARK- FINANCIAL SERVICES METHOD. THE HUB AND SPOKE-REGISTERED TRADEMARK- INVESTMENT FUND STRUCTURE EMPLOYS A TWO-TIER MASTER FEEDER STRUCTURE AND IS A REGISTERED SERVICE MARK OF SIGNATURE FINANCIAL GROUP, INC. SEE SPECIAL INFORMATION CONCERNING HUB AND SPOKE-REGISTERED TRADEMARK- ON PAGE 10.

    THE PIERPONT MONEY MARKET FUND SEEKS TO MAXIMIZE CURRENT INCOME AND MAINTAIN A HIGH LEVEL OF LIQUIDITY. IT IS DESIGNED FOR INVESTORS WHO SEEK TO PRESERVE CAPITAL AND EARN CURRENT INCOME FROM A PORTFOLIO OF HIGH QUALITY MONEY MARKET INSTRUMENTS.

    THE PIERPONT TAX EXEMPT MONEY MARKET FUND SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX AND MAINTAIN A HIGH LEVEL OF LIQUIDITY. IT IS DESIGNED FOR INVESTORS WHO SEEK CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX, STABILITY OF CAPITAL AND LIQUIDITY.

    THE PIERPONT TREASURY MONEY MARKET FUND SEEKS TO PROVIDE CURRENT INCOME, MAINTAIN A HIGH LEVEL OF LIQUIDITY AND PRESERVE CAPITAL. IT IS DESIGNED FOR INVESTORS WHO SEEK TO PRESERVE CAPITAL AND EARN CURRENT INCOME FROM A PORTFOLIO OF DIRECT OBLIGATIONS OF THE U.S. TREASURY AND REPURCHASE AGREEMENT TRANSACTIONS WITH RESPECT TO THOSE OBLIGATIONS.

    THE PIERPONT SHORT TERM BOND FUND SEEKS TO PROVIDE A HIGH TOTAL RETURN WHILE ATTEMPTING TO LIMIT THE LIKELIHOOD OF NEGATIVE QUARTERLY RETURNS. IT IS DESIGNED FOR INVESTORS WHO DO NOT REQUIRE THE STABLE NET ASSET VALUE TYPICAL OF A MONEY MARKET FUND BUT WHO SEEK LESS PRICE FLUCTUATION THAN IS TYPICAL OF A LONGER-TERM BOND FUND.

    THE PIERPONT BOND FUND SEEKS TO PROVIDE A HIGH TOTAL RETURN CONSISTENT WITH MODERATE RISK OF CAPITAL AND MAINTENANCE OF LIQUIDITY. IT IS DESIGNED FOR INVESTORS WHO SEEK A TOTAL RETURN OVER TIME THAT IS HIGHER THAN THAT GENERALLY AVAILABLE FROM A PORTFOLIO OF SHORT-TERM OBLIGATIONS WHILE RECOGNIZING THE GREATER PRICE FLUCTUATION OF LONGER-TERM INSTRUMENTS.

    THE PIERPONT TAX EXEMPT BOND FUND SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX CONSISTENT WITH MODERATE RISK OF CAPITAL AND MAINTENANCE OF LIQUIDITY. IT IS DESIGNED FOR INVESTORS WHO SEEK TAX EXEMPT YIELDS GREATER THAN THOSE GENERALLY AVAILABLE FROM A PORTFOLIO OF SHORT-TERM TAX EXEMPT OBLIGATIONS AND WHO ARE WILLING TO INCUR THE GREATER PRICE FLUCTUATION OF LONGER-TERM INSTRUMENTS.

    THE PIERPONT EQUITY FUND SEEKS TO PROVIDE A HIGH TOTAL RETURN FROM A PORTFOLIO OF SELECTED EQUITY SECURITIES. IT IS DESIGNED FOR INVESTORS WHO WANT AN ACTIVELY MANAGED PORTFOLIO OF SELECTED EQUITY SECURITIES THAT SEEKS TO OUTPERFORM THE S&P 500 INDEX.

    THE PIERPONT CAPITAL APPRECIATION FUND SEEKS TO PROVIDE A HIGH TOTAL RETURN FROM A PORTFOLIO OF EQUITY SECURITIES OF SMALL COMPANIES. IT IS DESIGNED FOR INVESTORS WHO ARE WILLING TO ASSUME THE SOMEWHAT HIGHER RISK OF INVESTING IN SMALL COMPANIES IN ORDER TO SEEK A HIGHER TOTAL RETURN OVER TIME THAN MIGHT BE EXPECTED FROM A PORTFOLIO OF STOCKS OF LARGE COMPANIES.

    THE PIERPONT INTERNATIONAL EQUITY FUND SEEKS TO PROVIDE A HIGH TOTAL RETURN FROM A PORTFOLIO OF EQUITY SECURITIES OF FOREIGN CORPORATIONS. IT IS DESIGNED FOR INVESTORS WITH A LONG-TERM INVESTMENT HORIZON WHO WANT TO DIVERSIFY THEIR INVESTMENTS BY INVESTING IN AN ACTIVELY MANAGED PORTFOLIO OF NON-U.S. SECURITIES THAT SEEKS TO OUTPERFORM THE MORGAN STANLEY EUROPE, AUSTRALIA AND FAR EAST INDEX.

    THE PIERPONT EMERGING MARKETS EQUITY FUND SEEKS TO PROVIDE A HIGH TOTAL RETURN FROM A PORTFOLIO OF EQUITY SECURITIES OF COMPANIES IN EMERGING MARKETS. IT IS DESIGNED FOR LONG-TERM INVESTORS WHO WANT TO DIVERSIFY THEIR INVESTMENTS BY ADDING EXPOSURE TO THE RAPIDLY GROWING EMERGING MARKETS.

    THE PIERPONT DIVERSIFIED FUND SEEKS TO PROVIDE A HIGH TOTAL RETURN FROM A DIVERSIFIED PORTFOLIO OF EQUITY AND FIXED INCOME SECURITIES. IT IS DESIGNED FOR INVESTORS WHO WISH TO INVEST FOR LONG-TERM OBJECTIVES SUCH AS RETIREMENT AND WHO SEEK OVER TIME TO ATTAIN REAL APPRECIATION IN THEIR INVESTMENTS, BUT WITH SOMEWHAT LESS PRICE FLUCTUATION THAN A PORTFOLIO CONSISTING SOLELY OF EQUITY SECURITIES.

    EACH PORTFOLIO IS ADVISED BY MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("MORGAN GUARANTY" OR "ADVISOR").

    THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT EACH PIERPONT FUND INCLUDED IN THIS PROSPECTUS THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING AND SHOULD BE RETAINED FOR FUTURE REFERENCE. AN ADDITIONAL FUND, THE PIERPONT NEW YORK TOTAL RETURN BOND FUND, IS COVERED IN A SEPARATE PROSPECTUS. ADDITIONAL INFORMATION ABOUT EACH FUND HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN A STATEMENT OF ADDITIONAL INFORMATION DATED THE DATE OF THIS PROSPECTUS (AS SUPPLEMENTED FROM TIME TO TIME). THIS INFORMATION IS INCORPORATED HEREIN BY REFERENCE AND IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST FROM THE FUNDS' DISTRIBUTOR, SIGNATURE BROKER-DEALER SERVICES, INC., 6 ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116, ATTENTION: THE PIERPONT FUNDS, OR BY CALLING (800) 847-9487.

    INVESTMENTS IN THE PIERPONT FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, MORGAN GUARANTY TRUST COMPANY OF NEW YORK OR ANY OTHER BANK. SHARES OF THE PIERPONT FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN ANY OF THE FUNDS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR. ALTHOUGH THE PIERPONT MONEY MARKET FUND, THE PIERPONT TAX EXEMPT MONEY MARKET FUND AND THE PIERPONT TREASURY MONEY MARKET FUND SEEK TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO CONTINUE TO DO SO.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COM-
     MISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
       THE ACCURACY OR ADEQUACY OF THIS PRO-
                    SPECTUS. ANY  REPRESENTATION TO  THE CONTRARY  IS  A
                               CRIMINAL OFFENSE.

                THE DATE OF THIS PROSPECTUS IS DECEMBER 29, 1995

                               TABLE OF CONTENTS

                                                PAGE
                                              ---------

Investors for Whom the Funds Are Designed...          1
Financial Highlights........................          4
Special Information Concerning Hub and
 Spoke-Registered Trademark-................         10
Investment Objectives and Policies..........         11
Additional Investment Information and Risk
 Factors....................................         22
Investment Restrictions.....................         27
Management of the Trust and the
Portfolios..................................         29
Shareholder Servicing.......................         32
                                                PAGE
                                              ---------

Purchase of Shares..........................         33
Redemption of Shares........................         35
Exchange of Shares..........................         36
Dividends and Distributions.................         36
Net Asset Value.............................         37
Organization................................         37
Taxes.......................................         38
Additional Information......................         40
Appendix....................................         42

                               THE PIERPONT FUNDS

INVESTORS FOR WHOM THE FUNDS ARE DESIGNED

   The Pierpont Funds offer investors the advantages of no-load mutual funds and are designed to meet a broad range of investment objectives. Each of the Funds seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio, which has the same investment objective as the Fund. Since the investment characteristics and experience of each Fund will correspond directly with those of its corresponding Portfolio, the discussion in this Prospectus focuses on the various investments and investment policies of each Portfolio.

   For investors interested in current income, preserving capital and maintaining liquidity, there are The Pierpont Money Market Fund, The Pierpont Tax Exempt Money Market Fund, and The Pierpont Treasury Money Market Fund. For investors seeking higher current income in exchange for some risk of capital, The Pierpont Short Term Bond Fund, The Pierpont Bond Fund and The Pierpont Tax Exempt Bond Fund and The Pierpont New York Total Return Bond Fund are available. (The Pierpont New York Total Return Bond Fund is described in, and its shares are offered pursuant to, a separate prospectus.) For those investors who wish to participate primarily in the U.S. equity markets, The Pierpont Equity Fund and The Pierpont Capital Appreciation Fund are attractive alternatives. The Pierpont International Equity Fund and The Pierpont Emerging Markets Equity Fund are available for investors who seek to diversify their investments by adding international equities. For investors interested in a diversified portfolio of equity and fixed income securities, The Pierpont Diversified Fund is available.

   The Pierpont Money Market Fund, The Pierpont Tax Exempt Money Market Fund and The Pierpont Treasury Money Market Fund each seek to maintain a stable net asset value of $1.00 per share; there can be no assurance that they will be able to continue to do so. The net asset value of shares in the other Pierpont Funds fluctuates with changes in the value of the investments in their corresponding Portfolios. In view of the capitalization of the companies in which The Pierpont Capital Appreciation Fund invests, the risks of investment in this Fund and the volatility of the value of its shares may be greater than the general equity markets. In addition, The Pierpont International Equity Fund's and The Pierpont Emerging Markets Equity Fund's investments in securities of foreign issuers, including issuers in emerging markets, involve foreign investment risks and may be more volatile and less liquid than domestic securities. Each of these Funds may make various types of investments in seeking its objectives. Among the permissible investments and investment techniques for certain Funds are futures contracts, options, forward contracts on foreign currencies and certain privately placed securities. For further information about these investments and investment techniques, and the Funds which may use them, see Investment Objectives and Policies discussed below.

   The required minimum initial investment in each of The Pierpont Funds is $100,000, except that the minimum initial investment in The Pierpont Money Market Fund, The Pierpont Tax Exempt Money Market Fund, and The Pierpont
Treasury Money Market Fund is $25,000. The minimum subsequent investment is $5,000. For information about investments in additional Funds or maintenance of a Fund account, see Purchase of Shares and Redemption of Shares.

   This Prospectus describes the financial history, investment objectives and policies, management and operation of each of The Pierpont Funds to enable investors to select the Funds which best suit their needs. The Pierpont Funds operate through Signature Financial Group, Inc.'s ("Signature") Hub and
Spoke-Registered Trademark- financial services method. Formerly, The Pierpont Money Market Fund, The Pierpont Tax Exempt Money Market Fund, The Pierpont Bond Fund, The Pierpont Tax Exempt Bond Fund, The Pierpont Equity Fund, The Pierpont Capital Appreciation Fund and The Pierpont International Equity Fund operated as free-standing mutual funds not through Hub and Spoke-Registered Trademark-. The Trustees believe that each Fund may achieve economies of scale over time by investing through the Hub and Spoke structure. Where indicated in this Prospectus, historical information for these Funds includes information for their respective predecessor entities.

   The following table illustrates that investors in The Pierpont Funds incur no shareholder transaction expenses; their investment in the Funds is subject only to the operating expenses set forth below for each Fund and its corresponding Portfolio, as a percentage of average net assets of the Fund. The Trustees of the Trust believe that the aggregate per share expenses of each Fund and its corresponding Portfolio will be approximately equal to and may be less than the expenses that each Fund would incur if it retained the services of an investment adviser and invested its assets directly in portfolio securities. Fund and Portfolio expenses are discussed below under the headings Management of the Trust and the Portfolios and Shareholder Servicing.

                               THE PIERPONT FUNDS
                        SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases                                    NONE
Sales Load Imposed on Reinvested Dividends                         NONE
Deferred Sales Load                                                NONE
Redemption Fees                                                    NONE
Exchange Fees                                                      NONE

                                 EXPENSE TABLE

                                      TAX EXEMPT     TREASURY                                                         CAPITAL
   ANNUAL OPERATING         MONEY        MONEY     MONEY MARKET  SHORT TERM              TAX EXEMPT     EQUITY     APPRECIATION
       EXPENSES*         MARKET FUND  MARKET FUND      FUND      BOND FUND   BOND FUND    BOND FUND      FUND          FUND
-----------------------  -----------  -----------  ------------  ----------  ----------  -----------  ----------  ---------------
Advisory Fee...........       0.12%        0.17%        0.20%        0.25%       0.30%        0.30%       0.40%         0.60%
Rule 12b-1 Fees........        None         None         None         None        None         None        None          None
Other Expenses After
 Applicable Expense
 Reimbursements........       0.29%        0.31%        0.20%        0.42%       0.43%        0.40%     0.44%           0.30%
                         -----------  -----------      ------    ----------  ----------  -----------  ----------       ------
Total Operating
 Expenses After
 Applicable Expense
 Reimbursements........       0.41%        0.48%        0.40%        0.67%       0.73%        0.70%     0.84%           0.90%

                                            EMERGING
   ANNUAL OPERATING       INTERNATIONAL     MARKETS      DIVERSIFIED
       EXPENSES*           EQUITY FUND    EQUITY FUND       FUND
-----------------------  ---------------  ------------  -------------
Advisory Fee...........        0.60%           1.00%         0.55%
Rule 12b-1 Fees........         None            None          None
Other Expenses After
 Applicable Expense
 Reimbursements........       0.60%            0.79%         0.43%
                              ------          ------        ------
Total Operating
 Expenses After
 Applicable Expense
 Reimbursements........       1.20%            1.79%         0.98%

* For each of The Pierpont Treasury Money Market, Short Term Bond, Capital Appreciation and Diversified Funds, fees and expenses expressed as a percentage of the Fund's average daily net assets for its most recent fiscal year, after any expense reimbursements. If the above expense table reflected these expenses without current reimbursements, Total Operating Expenses would be as follows: The Pierpont Treasury Money Market Fund, 0.57%; The Pierpont Short Term Bond Fund, 1.45%; The Pierpont Capital Appreciation Fund, 1.06%; and The Pierpont Diversified Fund, 1.32%. For each of The Pierpont Money Market, Tax Exempt Money Market, Bond, Tax Exempt Bond, Equity, International Equity and Emerging Markets Equity Funds, fees and expenses are expressed as a percentage of the Fund's estimated average daily net assets for its current fiscal year and reflect the fact that no expense reimbursement arrangements are currently applicable. For actual historical expense information for the Funds, see Financial Highlights below. See also Management of the Trust and the Portfolios.

                                    EXAMPLE
   An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                                     TAX EXEMPT      TREASURY
                          MONEY     MONEY MARKET   MONEY MARKET   SHORT TERM                 TAX EXEMPT
                       MARKET FUND      FUND           FUND        BOND FUND    BOND FUND     BOND FUND    EQUITY FUND
                       -----------  -------------  -------------  -----------     -----     -------------  -----------
1 Year...............   $       4     $       5      $       4     $       7    $       7     $       7     $       9
3 Years..............   $      13     $      15      $      13     $      21    $      23     $      22     $      27
5 Years..............   $      23     $      27      $      22     $      37    $      41     $      39     $      47
10 Years.............   $      52     $      60      $      51     $      83    $      91     $      87     $     104

                                                               EMERGING
                            CAPITAL         INTERNATIONAL       MARKETS       DIVERSIFIED
                       APPRECIATION FUND     EQUITY FUND      EQUITY FUND        FUND
                       -----------------  -----------------  -------------  ---------------
1 Year...............      $       9          $      12        $      18       $      10
3 Years..............      $      29          $      38        $      56       $      31
5 Years..............      $      50          $      66        $      97       $      54
10 Years.............      $     111          $     145        $     211       $     120

   The above expense table is designed to assist investors in understanding the various direct and indirect costs and expenses that investors in each Fund bear. The fees and expenses included in Other Expenses are the fees paid to Morgan Guaranty under the Administrative Services and the Shareholder Servicing Agreements, the fees paid to Pierpont Group, Inc. under the Fund Services
Agreements, the fee paid to SBDS under the Administration Agreements, organizational expenses, the fees paid to State Street Bank and Trust Company as custodian and transfer agent, and other usual and customary expenses of the Fund and Portfolio. For a more detailed description of contractual fee arrangements, including expense reimbursements, see Management of the Trust and Portfolios and Shareholder Servicing. In connection with the above Example, please note that $1,000 is less than the Funds' minimum investment requirement and that there are no redemption or exchange fees of any kind. See Purchase of Shares and Redemption of Shares. THE EXAMPLE IS HYPOTHETICAL; IT IS SOLELY FOR ILLUSTRATIVE PURPOSES. IT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE; ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

   The following selected data for a share outstanding of each of the Funds for the indicated periods should be read in conjunction with the financial statements and related notes which are contained in the annual report for each Fund and are incorporated by reference into the Statement of Additional Information. The following selected data have been audited by independent accountants except as noted below. Each annual report includes a discussion of those factors, strategies and techniques that materially affected their performance during the period of the report, as well as certain related information. A copy of any annual report will be made available without charge upon request.

                                             THE PIERPONT MONEY MARKET FUND
                              FOR THE              FOR THE FISCAL YEAR ENDED NOVEMBER 30
                          SIX MONTHS ENDED  ---------------------------------------------------
                            MAY 31, 1995        1994        1993(1)       1992         1991
                          ---------------------------------------------------------------------
                            (UNAUDITED)
Net Asset Value,
 Beginning of Period        $ 1.00          $ 1.00        $ 1.00       $ 1.00       $ 1.00
                          --------          ------------  -----------  -----------  -----------
Income From Investment
 Operations:
  Net Investment Income       0.0278          0.0367        0.0281       0.0371       0.0612
  Net Realized Gain
   (Loss) on Investment       0.0000(a)      (0.0000)(a)    0.0003       0.0006       0.0002
                          --------          ------------  -----------  -----------  -----------
Total From Investment
 Operations                   0.0278          0.0367        0.0284       0.0377       0.0614
                          --------          ------------  -----------  -----------  -----------
Less Distributions to
 Shareholders From:
  Net Investment Income      (0.0278)        (0.0367)      (0.0281)     (0.0371)     (0.0612)
  Net Realized Gain         -0-             -0-            (0.0003)     (0.0006)     (0.0002)
                          --------          ------------  -----------  -----------  -----------
Total Distributions to
 Shareholders                (0.0278)        (0.0367)      (0.0284)     (0.0377)     (0.0614)
                          --------          ------------  -----------  -----------  -----------
Net Asset Value, End of
 Period                     $ 1.00          $ 1.00        $ 1.00       $ 1.00       $ 1.00
                          --------          ------------  -----------  -----------  -----------
                          --------          ------------  -----------  -----------  -----------
Total Return                  2.82% (c)       3.73%         2.89% (b)    3.83% (b)    6.31% (b)
Ratios and Supplemental
 Data:
  Net Assets at End of
   Period (In Thousands)     $2,102,885     $2,003,690    $2,562,713   $2,700,392   $3,058,559
  Ratios to Average Net
   Assets:
    Expenses                  0.42% (d)       0.43%         0.43%        0.43%        0.43%
    Net Investment Income     5.58% (d)       3.64%         2.82%        3.74%        6.10%
    Decrease Reflected in
     the Above Expense
     Ratio due to Expense
     Reimbursements           0.00% (d)(e)    0.01%         0.01%        0.01%        0.01%


                             1990         1989         1988         1987         1986         1985

Net Asset Value,
 Beginning of Period      $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00
                          -----------  -----------  -----------  -----------  -----------  -----------
Income From Investment
 Operations:
  Net Investment Income     0.0780       0.0877       0.0705       0.0606       0.0652       0.0781
  Net Realized Gain
   (Loss) on Investment   -0-          -0-          -0-          -0-            0.0002       0.0001
                          -----------  -----------  -----------  -----------  -----------  -----------
Total From Investment
 Operations                 0.0780       0.0877       0.0705       0.0606       0.0654       0.0782
                          -----------  -----------  -----------  -----------  -----------  -----------
Less Distributions to
 Shareholders From:
  Net Investment Income    (0.0780)     (0.0877)     (0.0705)     (0.0606)     (0.0652)     (0.0781)
  Net Realized Gain       -0-          -0-          -0-          -0-           (0.0002)     (0.0001)
                          -----------  -----------  -----------  -----------  -----------  -----------
Total Distributions to
 Shareholders              (0.0780)     (0.0877)     (0.0705)     (0.0606)     (0.0654)     (0.0782)
                          -----------  -----------  -----------  -----------  -----------  -----------
Net Asset Value, End of
 Period                   $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00
                          -----------  -----------  -----------  -----------  -----------  -----------
                          -----------  -----------  -----------  -----------  -----------  -----------
Total Return                8.09% (b)    9.15% (b)    7.25% (b)    6.23% (b)    6.73% (b)    8.15% (b)
Ratios and Supplemental
 Data:
  Net Assets at End of
   Period (In Thousands)  $2,355,980   $2,156,326   $1,897,513   $1,239,022   $1,229,640   $811,831
  Ratios to Average Net
   Assets:
    Expenses                0.47%        0.46%        0.49%        0.54%        0.58%        0.61%
    Net Investment Income   7.80%        8.77%        7.05%        6.06%        6.52%        7.81%
    Decrease Reflected in
     the Above Expense
     Ratio due to Expense
     Reimbursements        --           --           --           --           --           --


(1) In July, 1993, the Fund's predecessor contributed all of its investable assets to The Money Market Portfolio.

(a) Less than $0.0001 per share.

(b) Total return has been restated to reflect dividend reinvestment.

(c) Not Annualized.

(d) Annualized.

(e) Less than 0.01%.

                                   THE PIERPONT TAX EXEMPT MONEY MARKET FUND

                                      FOR THE FISCAL YEAR ENDED AUGUST 31
                          ------------------------------------------------------------
                              1995          1994       1993(1)      1992       1991
                          ------------------------------------------------------------
Net Asset Value,
 Beginning of Period      $ 1.00        $ 1.00         $ 1.00     $ 1.00     $ 1.00
                          ------------  ------------  ----------  ---------  ---------
Income From Investment
 Operations:
  Net Investment Income     0.0336        0.0212         0.0214     0.0317     0.0460
  Net Realized Gain
   (Loss) on Investment    (0.0002)      (0.0000)(a)     0.0001     0.0002    (0.0000)(a)
                          ------------  ------------  ----------  ---------  ---------
Total From Investment
 Operations                 0.0334        0.0212         0.0215     0.0319     0.0460
                          ------------  ------------  ----------  ---------  ---------
Less Distributions to
 Shareholders From:
  Net Investment Income    (0.0336)      (0.0212)       (0.0214)   (0.0317)   (0.0460)
  Net Realized Gain            --        (0.0000)(a)    (0.0002)  -0-        -0-
                          ------------  ------------  ----------  ---------  ---------
Total Distributions to
 Shareholders              (0.0336)      (0.0212)       (0.0216)   (0.0317)   (0.0460)
                          ------------  ------------  ----------  ---------  ---------
Net Asset Value, End of
 Period                   $ 1.00        $ 1.00         $ 1.00     $ 1.00     $ 1.00
                          ------------  ------------  ----------  ---------  ---------
                          ------------  ------------  ----------  ---------  ---------
Total Return                3.41%         2.14%          2.15%      3.19%      4.60%
Ratios and Supplemental Data:
  Net Assets, End of
   Period (In Thousands)    $985,069    $973,599      $1,007,330  $922,358   $877,422
  Ratios to Average Net
   Assets:
    Expenses                0.51%         0.52%          0.52%      0.53%      0.55%
    Net Investment Income   3.35%         2.10%          2.14%      3.16%      4.60%
    Decrease Reflected in
     Above Expense Ratio
     due to Expense
     Reimbursements         0.00% (b)     0.01%          0.01%      0.01%      0.01%


                            1990       1989       1988       1987       1986

Net Asset Value,
 Beginning of Period      $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                          ---------  ---------  ---------  ---------  ---------
Income From Investment
 Operations:
  Net Investment Income     0.0550     0.0581     0.0455     0.0387     0.0460
  Net Realized Gain
   (Loss) on Investment   -0-          0.0001     0.0001     0.0005     0.0001
                          ---------  ---------  ---------  ---------  ---------
Total From Investment
 Operations                 0.0550     0.0582     0.0456     0.0392     0.0461
                          ---------  ---------  ---------  ---------  ---------
Less Distributions to
 Shareholders From:
  Net Investment Income    (0.0550)   (0.0581)   (0.0455)   (0.0387)   (0.0460)
  Net Realized Gain       -0-         (0.0001)   (0.0001)   (0.0005)   (0.0001)
                          ---------  ---------  ---------  ---------  ---------
Total Distributions to
 Shareholders              (0.0550)   (0.0582)   (0.0456)   (0.0392)   (0.0461)
                          ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of
 Period                   $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                          ---------  ---------  ---------  ---------  ---------
                          ---------  ---------  ---------  ---------  ---------
Total Return                5.50%      5.82%      4.56%      3.92%      4.61%
Ratios and Supplemental D
  Net Assets, End of
   Period (In Thousands)  $903,157   $876,051   $895,596   $980,544   $868,028
  Ratios to Average Net
   Assets:
    Expenses                0.57%      0.53%      0.55%      0.56%      0.61%
    Net Investment Income   5.51%      5.79%      4.54%      3.88%      4.59%
    Decrease Reflected in
     Above Expense Ratio
     due to Expense
     Reimbursements        --         --         --         --         --


(1) In July, 1993 the Fund's predecessor contributed all of its investable assets to The Tax Exempt Money Market Portfolio.

(a) Less than $0.0001 per share.

(b) Less than 0.01%.

                                                           THE PIERPONT TREASURY MONEY MARKET FUND
                                                                                          FOR THE PERIOD
                                                        FOR THE         FOR THE FISCAL    JANUARY 4, 1993
                                                    SIX MONTHS ENDED      YEAR ENDED      TO OCTOBER 31,
                                                     APRIL 30, 1995    OCTOBER 31, 1994       1993(1)
                                                    -----------------------------------------------------

                                                      (UNAUDITED)
Net Asset Value, Beginning of Period                   $1.00              $1.00             $1.00
                                                    -------            -------            -------
Income From Investment Operations:
  Net Investment Income                                 0.0263             0.0333            0.0208
  Net Realized Gain (Loss) on Investment                0.0000(a)         (0.0000)(a)        0.0002
                                                    -------            -------            -------
    Total from Investment Operations                    0.0263             0.0333            0.0210
                                                    -------            -------            -------
Less Distributions to Shareholders From:
  Net Investment Income                                (0.0263)           (0.0333)          (0.0208)
  Net Realized Gain                                     0.0000            (0.0002)          (0.0000)(a)
                                                    -------            -------            -------
Total Distributions to Shareholders                    (0.0263)           (0.0335)          (0.0208)
                                                    -------            -------            -------
Net Asset Value, End of Period                         $1.00              $1.00             $1.00
                                                    -------            -------            -------
                                                    -------            -------            -------
Total Return                                            2.66%(b)           3.41%             2.10%(b)
Ratios and Supplemental Data:
  Net Assets at End of Period (In Thousands)        $155,126           $118,631           $83,097
  Ratios to Average Net Assets:
    Expenses                                            0.40%(c)           0.40%             0.48%(c)
    Net Investment Income                               5.31%(c)           3.40%             2.53%(c)
    Decrease Reflected in Above Expense Ratio due
     to Expense Reimbursements                          0.20%(c)           0.22%             0.26%(c)


(1) Commencement of Operations January 4, 1993.

(a) Less than $0.0001 per share.

(b) Not annualized.

(c) Annualized.

                                                              THE PIERPONT SHORT TERM BOND FUND
                                                                                           FOR THE PERIOD
                                                        FOR THE         FOR THE FISCAL      JULY 8, 1993
                                                    SIX MONTHS ENDED      YEAR ENDED       TO OCTOBER 31,
                                                     APRIL 30, 1995    OCTOBER 31, 1994       1993(1)
                                                    ------------------------------------------------------

                                                      (UNAUDITED)
Net Asset Value, Beginning of Period                     $ 9.60             $ 9.99             $10.00
                                                         ------             ------             ------
Income From Investment Operations:
  Net Investment Income                                    0.29               0.45               0.10
  Net Realized and Unrealized Loss on Investment           0.08              (0.39)             (0.01)
                                                         ------             ------             ------
Total from Investment Operations                           0.37               0.06               0.09
                                                         ------             ------             ------
Less Distributions to Shareholders From:
  Net Investment Income                                   (0.29)             (0.45)             (0.10)
                                                         ------             ------             ------
Net Asset Value, End of Period                           $ 9.68             $ 9.60             $ 9.99
                                                         ------             ------             ------
                                                         ------             ------             ------
Total Return                                               3.88%(a)           0.61%              0.94%(a)
Ratios and Supplemental Data:
  Net Assets at End of Period (In Thousands)             $8,737             $6,008             $6,842
  Ratios to Average Net Assets:
    Expenses                                               0.67%(b)           0.69%              0.67%(b)
    Net Investment Income                                  6.05%(b)           4.49%              3.44%(b)
    Decrease Reflected in Above Expense Ratio due
     to Expense Reimbursements                             1.11%(b)           1.36%              2.80%(b)


(1) Commencement of Operations July 8, 1993.

(a) Not Annualized.

(b) Annualized.

                                                          THE PIERPONT BOND FUND
                                              FOR THE        FOR THE FISCAL YEAR ENDED OCTOBER 31
                                          SIX MONTHS ENDED   ------------------------------------
                                           APRIL 30, 1995       1994          1993         1992

                                          -------------------------------------------------------
                                            (UNAUDITED)
Net Asset Value, Beginning of Period            $9.64          $11.00       $10.52        $10.32
                                              -------        ----------   ------------   --------
Income From Investment Operations:
  Net Investment Income                          0.32            0.55         0.54          0.66
  Net Realized and Unrealized Gain
   (Loss) on Investment                          0.28           (0.91)        0.67          0.28
                                              -------        ----------   ------------   --------
Total From Investment Operations                 0.60           (0.36)        1.21          0.94
                                              -------        ----------   ------------   --------
Less Distributions to Shareholders From:
  Net Investment Income                         (0.32)          (0.55)       (0.54)        (0.66)
  Net Realized Gain                               -0-           (0.45)       (0.19)        (0.08)
                                              -------        ----------   ------------   --------
Total Distributions to Shareholders             (0.32)          (1.00)       (0.73)        (0.74)
                                              -------        ----------   ------------   --------
Net Asset Value, End of Period                  $9.92           $9.64       $11.00        $10.52
                                              -------        ----------   ------------   --------
                                              -------        ----------   ------------   --------
Total Return                                     6.34%(a)       (3.50)%      11.97%         9.35%
Ratios and Supplemental Data:
  Net Assets at End of Period (In
   Thousands)                                 $118,893        $112,049      $103,572     $75,822
  Ratios to Average Net Assets:
    Expenses                                     0.74%(b)        0.78%        0.81%         0.81%
    Net Investment Income                        6.69%(b)        5.43%        5.01%         6.26%
    Decrease Reflected in Above Expense
     Ratio due to Expense Reimbursements         0.01%(b)        0.01%        0.08%         0.20%
  Portfolio Turnover                               --              --       236.39%(c)    267.04%



                                            1991       1990      1989      1988(1)

Net Asset Value, Beginning of Period        $9.93      $9.84     $9.84    $10.00
                                          --------   --------   -------   ----------
Income From Investment Operations:
  Net Investment Income                      0.70       0.74      0.78      0.46
  Net Realized and Unrealized Gain
   (Loss) on Investment                      0.41       0.09       -0-     (0.16)
                                          --------   --------   -------   ----------
Total From Investment Operations             1.11       0.83      0.78      0.30
                                          --------   --------   -------   ----------
Less Distributions to Shareholders From:
  Net Investment Income                     (0.70)     (0.74)    (0.78)    (0.46)
  Net Realized Gain                         (0.02)       -0-       -0-       -0-
                                          --------   --------   -------   ----------
Total Distributions to Shareholders         (0.72)     (0.74)    (0.78)    (0.46)
                                          --------   --------   -------   ----------
Net Asset Value, End of Period             $10.32      $9.93     $9.84     $9.84
                                          --------   --------   -------   ----------
                                          --------   --------   -------   ----------
Total Return                                11.55%      8.78%     8.27%     3.12%(a)
Ratios and Supplemental Data:
  Net Assets at End of Period (In
   Thousands)                             $41,616    $12,306    $8,449      $4,847
  Ratios to Average Net Assets:
    Expenses                                 0.81%      0.83%     0.84%     0.85%(b)
    Net Investment Income                    6.84%      7.58%     7.92%     7.40%(b)
    Decrease Reflected in Above Expense
     Ratio due to Expense Reimbursements     0.58%      1.26%     2.40%     3.13%(b)
  Portfolio Turnover                       166.78%     68.55%    81.92%   143.67%


(1) Commencement of Operations March 11, 1988.

(a) Not annualized.

(b) Annualized.

(c) 1993 Portfolio Turnover reflects the period November 1, 1992 to July 11, 1993 and has not been annualized. In July, 1993, the Fund's predecessor contributed all of its investable assets to The U.S. Fixed Income Portfolio.

                                                      THE PIERPONT TAX EXEMPT BOND FUND
                         FOR THE                                FOR THE FISCAL YEAR ENDED AUGUST 31
                     SIX MONTHS ENDED    ---------------------------------------------------------------------------------
                    FEBRUARY 28, 1995     1994     1993      1992       1991       1990       1989       1988       1987

                    ------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of
  Period                $  11.45         $12.04   $11.60   $11.19     $10.75     $10.85     $10.72     $10.84     $11.15
                          ------         ------   ------   --------   --------   --------   --------   --------   --------
Income From
  Investment
  Operations:
  Net Investment
   Income                   0.28          0.51     0.55      0.62       0.68       0.70       0.71       0.71       0.69
  Net Realized and
   Unrealized Gain
   (Loss) on
   Investment              (0.03)        (0.35 )   0.56      0.41       0.44      (0.10)      0.13      (0.12)     (0.27)
                          ------         ------   ------   --------   --------   --------   --------   --------   --------
Total From
  Investment
  Operations                0.25          0.16     1.11      1.03       1.12       0.60       0.84       0.59       0.42
                          ------         ------   ------   --------   --------   --------   --------   --------   --------
Less Distributions
  to Shareholders
  From:
  Net Investment
   Income                  (0.28)        (0.51 )  (0.55 )   (0.62)     (0.68)     (0.70)     (0.71)     (0.71)     (0.69)
  Net Realized
   Gain                    (0.01)        (0.24 )  (0.12 )     -0-        -0-        -0-        -0-        -0-      (0.04)
                          ------         ------   ------   --------   --------   --------   --------   --------   --------
Total
  Distributions to
  Shareholders             (0.29)        (0.75 )  (0.67 )   (0.62)     (0.68)     (0.70)     (0.71)     (0.71)     (0.73)
                          ------         ------   ------   --------   --------   --------   --------   --------   --------
Net Asset Value,
  End of Period         $  11.41         $11.45   $12.04   $11.60     $11.19     $10.75     $10.85     $10.72     $10.84
                          ------         ------   ------   --------   --------   --------   --------   --------   --------
                          ------         ------   ------   --------   --------   --------   --------   --------   --------
Total Return                2.22%(a)      1.35%    9.88%     9.47%     10.67%      5.65%      8.11%      5.64%      3.43%
Ratios and
  Supplemental
  Data:
  Net Assets, End
   of Period (In
   Thousands)            $355,885        $392,460 $485,013 $360,343   $239,709   $151,755   $133,638   $118,066   $137,944
  Ratios to
   Average Net
   Assets:
    Expenses                0.72%(b)      0.71%    0.74%     0.77%      0.78%      0.79%      0.80%      0.80%      0.80%
    Net Investment
     Income                 4.98%(b)      4.39%    4.64%     5.45%      6.12%      6.43%      6.62%      6.62%      6.17%
    Decrease
     Reflected in
     the Above
     Expense Ratio
     due to
     Expense
    Reimbursements          --             --      0.01%     0.01%      0.02%      0.04%      0.06%      0.08%      0.05%
  Portfolio
   Turnover                 --             --     40.80%(a)  19.94%    16.39%      7.45%     10.19%     20.03%     51.77%



                      1986

Net Asset Value,
  Beginning of
  Period            $10.30
                    --------
Income From
  Investment
  Operations:
  Net Investment
   Income             0.75
  Net Realized and
   Unrealized Gain
   (Loss) on
   Investment         0.92
                    --------
Total From
  Investment
  Operations          1.67
                    --------
Less Distributions
  to Shareholders
  From:
  Net Investment
   Income            (0.75)
  Net Realized
   Gain              (0.07)
                    --------
Total
  Distributions to
  Shareholders       (0.82)
                    --------
Net Asset Value,
  End of Period     $11.15
                    --------
                    --------
Total Return         16.05%
Ratios and
  Supplemental
  Data:
  Net Assets, End
   of Period (In
   Thousands)       $125,475
  Ratios to
   Average Net
   Assets:
    Expenses          0.80%
    Net Investment
     Income           6.94%
    Decrease
     Reflected in
     the Above
     Expense Ratio
     due to
     Expense
    Reimbursements    0.11%
  Portfolio
   Turnover          38.12%


(1) Commencement of Operations October 3, 1984.

(a) 1993 Portfolio Turnover reflects the period September 1, 1992 to July 11, 1993 and has not been annualized. In July, 1993, the Fund's predecessor contributed all of its investable assets to The Tax Exempt Bond Portfolio.

                                                        THE PIERPONT EQUITY FUND
                                                    FOR THE FISCAL YEAR ENDED MAY 31
                    ------------------------------------------------------------------------------------------------
                     1995       1994       1993      1992     1991     1990     1989     1988     1987     1986(1)
                    ------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of
  Period            $19.38   $19.30      $19.02    $ 18.21   $16.51   $14.54   $12.04   $14.23   $12.86   $10.00
                    -------  ----------  --------  --------  -------  -------  -------  -------  -------  ----------
Income From
  Investment
  Operations:
  Net Investment
   Income             0.32     0.27        0.38       0.37     0.44     0.44     0.46     0.42     0.43     0.22
  Net Realized and
   Unrealized Gain
   (Loss) From
   Portfolio          2.17     1.32        1.35       2.13     1.90     2.20     2.49    (1.53)    1.55     2.84
                    -------  ----------  --------  --------  -------  -------  -------  -------  -------  ----------
Total From
  Investment
  Operations          2.49     1.59        1.73       2.50     2.34     2.64     2.95    (1.11)    1.98     3.06
                    -------  ----------  --------  --------  -------  -------  -------  -------  -------  ----------
Less Distributions
  to Shareholders
  From:
  Net Investment
   Income            (0.28)   (0.29)      (0.36)     (0.40)   (0.45)   (0.44)   (0.45)   (0.41)   (0.39)   (0.20)
  Net Capital Gains  (2.17)   (1.22)      (1.09)     (1.29)   (0.19)   (0.23)     -0-    (0.67)   (0.22)     -0-
                    -------  ----------  --------  --------  -------  -------  -------  -------  -------  ----------
Total Distributions
  to Shareholders    (2.45)   (1.51)      (1.45)     (1.69)   (0.64)   (0.67)   (0.45)   (1.08)   (0.61)   (0.20)
                    -------  ----------  --------  --------  -------  -------  -------  -------  -------  ----------
Net Asset Value,
  End of Period     $19.42   $19.38      $19.30    $ 19.02   $18.21   $16.51   $14.54   $12.04   $14.23   $12.86
                    -------  ----------  --------  --------  -------  -------  -------  -------  -------  ----------
                    -------  ----------  --------  --------  -------  -------  -------  -------  -------  ----------
Total Return         15.11%    8.54%      10.02%     14.60%   14.81%   18.75%   25.12%   (8.08)%  16.03%   30.96%(a)
Ratios and
  Supplemental
  Data:
  Net Assets, End
   of Period (In
   Thousands)       $259,338   $231,306  $202,474  $109,246  $55,144  $40,032  $27,677  $24,970  $30,268     $13,628
  Ratios to Average
   Net Assets:
    Expenses          0.90%    0.90%       0.90%      0.90%    0.91%    0.93%    1.00%    1.00%    0.99%    0.99%(b)
    Net Investment
     Income           1.74     1.43%       2.20%      2.16%    2.81%    2.97%    3.52%    3.26%    3.26%    3.90%(b)
    Decrease
     Reflected in
     the Above
     Expense Ratio
     due to Expense
     Reimbursements   0.01%    0.03%       0.08%      0.19%    0.38%    0.41%    0.45%    0.34%    0.57%    2.14%(b)
  Portfolio
   Turnover             --    10.00%(c)   59.61%     99.20%   43.26%   23.20%   17.76%   29.46%   32.31%   51.68%


(1) Commencement of Operations June 27, 1985.

(a) Not annualized.

(b) Annualized.

(c) Portfolio Turnover reflects the period June 1, 1993 to July 18, 1993 and has not been annualized. In July, 1993, the Fund's predecessor contributed all of its investable assets to The Selected U.S. Equity Portfolio.

                                                   THE PIERPONT CAPITAL APPRECIATION FUND
                                                      FOR THE FISCAL YEAR ENDED MAY 31
                     --------------------------------------------------------------------------------------------------
                       1995       1994      1993      1992      1991      1990      1989      1988      1987    1986(1)

                     --------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of
  Period             $  21.40   $ 25.12   $ 20.03   $ 17.98   $ 18.68   $ 16.83    $12.91    $15.71    $14.34   $10.00
                     ---------  --------  --------  --------  --------  --------  --------  --------  --------  -------
Income From
  Investment
  Operations:
  Net Investment
   Income (Loss)(a)      0.22      0.20     (0.01)    (0.04)    (0.02)    (0.03)    (0.03)    (0.02)      -0-     0.04
  Net Realized and
   Unrealized Gain
   (Loss) on
   Investment            2.13      0.19      5.10      2.09     (0.33)     1.88      3.95     (2.13)     1.56     4.33
                     ---------  --------  --------  --------  --------  --------  --------  --------  --------  -------
Total From
  Investment
  Operations             2.35      0.39      5.09      2.05     (0.35)     1.85      3.92     (2.15)     1.56     4.37
                     ---------  --------  --------  --------  --------  --------  --------  --------  --------  -------
Less Distributions
  to Shareholders
  From:
  Net Investment
   Income               (0.21)    (0.09)      -0-       -0-       -0-       -0-       -0-       -0-     (0.02)   (0.03)
  Net Realized Gain     (1.52)    (4.02)      -0-       -0-     (0.35)      -0-       -0-     (0.65)    (0.17)     -0-
                     ---------  --------  --------  --------  --------  --------  --------  --------  --------  -------
Total Distributions
  to Shareholders       (1.73)    (4.11)      -0-       -0-     (0.35)      -0-       -0-     (0.65)    (0.19)   (0.03)
                     ---------  --------  --------  --------  --------  --------  --------  --------  --------  -------
Net Asset Value, End
  of Period          $  22.02   $ 21.40   $ 25.12   $ 20.03   $ 17.98   $ 18.68   $ 16.83   $ 12.91   $ 15.71   $14.34
                     ---------  --------  --------  --------  --------  --------  --------  --------  --------  -------
                     ---------  --------  --------  --------  --------  --------  --------  --------  --------  -------
Total Return            12.28%     1.14%    25.41%    11.40%    (1.90)%   10.99%    30.36%   (14.25)%   10.83%   43.86%(b)
Ratios and
  Supplemental Data:
  Net Assets, End of
   Period (In
   Thousands)        $179,130   $204,445  $186,887   $97,548   $58,859   $47,921   $42,403   $30,866   $42,780  $21,207
  Ratios to Average
   Net Assets:
    Expenses             0.90%     0.90%     0.90%     0.90%     0.91%     0.93%     1.00%     1.00%     1.00%    0.99%(c)
    Net Investment
     Income (Loss)       1.02%     0.75%    (0.06)%   (0.25)%   (0.15)%   (0.18)%   (0.23)%   (0.15)%   (0.01)%   0.74%(c)
    Decrease
     Reflected in
     the Above
     Expense Ratio
     due to Expense
     Reimbursements      0.22%     0.20%     0.05%     0.13%     0.31%     0.32%     0.36%     0.31%     0.38%    1.54%(c)
  Portfolio Turnover       --     13.58%(d)   49.50%   58.33%   55.65%    65.77%    38.30%    77.99%    78.70%   47.69%


(1) Commencement of Operations June 27, 1985.

(a) Based on shares outstanding at the beginning and end of each period except for the fiscal year ended May 31, 1991, where average shares outstanding were used.
(b) Not annualized.
(c) Annualized.
(d) Portfolio Turnover reflects the period June 1, 1993, to July 18, 1993 and has not been annualized. In July, 1993, the Fund's predecessor contributed all of its investable assets to The U.S. Small Company Portfolio.

                                                                    THE PIERPONT INTERNATIONAL EQUITY FUND
                                                      FOR THE
                                                    SIX MONTHS
                                                       ENDED                FOR THE FISCAL YEAR ENDED OCTOBER 31
                                                     APRIL 30,    --------------------------------------------------------
                                                       1995         1994        1993        1992        1991      1990(1)

                                                    ----------------------------------------------------------------------
                                                    (UNAUDITED)
Net Asset Value, Beginning of Period                   $11.50       $11.15       $8.58      $9.69       $9.33     $10.00
                                                    -----------   ---------   ---------   ---------   --------   ---------
Income From Investment Operations:
  Net Investment Income                                  0.02         0.05        0.01       0.04        0.11       0.05
  Net Realized and Unrealized Gain (Loss) on
   Investment and Foreign Currency                      (0.18)        0.57        2.64      (1.11)       0.42      (0.72)
                                                    -----------   ---------   ---------   ---------   --------   ---------
Total From Investment Operations                        (0.16)        0.62        2.65      (1.07)       0.53      (0.67)
                                                    -----------   ---------   ---------   ---------   --------   ---------
Less Distributions to Shareholders From:
  Net Investment Income                                   -0-        (0.04)      (0.08)     (0.04)      (0.05)       -0-
  Net Realized Gain                                     (0.49)       (0.23)        -0-        -0-       (0.12)       -0-
                                                    -----------   ---------   ---------   ---------   --------   ---------
Total Distributions to Shareholders                     (0.49)       (0.27)      (0.08)     (0.04)      (0.17)       -0-
                                                    -----------   ---------   ---------   ---------   --------   ---------
Net Asset Value, End of Period                         $10.85       $11.50      $11.15      $8.58       $9.69      $9.33
                                                    -----------   ---------   ---------   ---------   --------   ---------
                                                    -----------   ---------   ---------   ---------   --------   ---------
Total Return                                            (1.16)%(a)     5.73%     31.18%    (11.08)%      5.89%     (6.70)%(a)
Ratios and Supplemental Data:
  Net Assets at End of Period (In Thousands)         $194,595      $210,435    $182,822     $41,484    $27,426     $19,358
  Ratios to Average Net Assets:
    Expenses                                             1.36%(b)     1.38%       1.38%      1.38%       1.38%      1.36%(b)
    Net Investment Income                                0.44%(b)     0.46%       0.79%      1.03%       1.34%      1.49%(b)
    Decrease Reflected in the Above Expense Ratio
     due to Expense Reimbursements                       0.00%(b)     0.07%       0.13%      0.45%       0.66%      1.52%(b)
  Portfolio Turnover                                       --           --       34.15%(c)   30.12%     18.84%      0.00%


(1) Commencement of Operations June 1, 1990.
(a) Not annualized.

(b) Annualized.
(c) 1993 Portfolio Turnover reflects the period November 1, 1992 to October 3, 1993 and has not been annualized. In October, 1993, the Fund's predecessor contributed all of its investable assets to The Non-U.S. Equity Portfolio.

                                                          THE PIERPONT EMERGING MARKETS
                                                                   EQUITY FUND

                                                        FOR THE SIX          FOR THE PERIOD
                                                       MONTHS ENDED       NOVEMBER 15, 1993 TO
                                                      APRIL 30, 1995      OCTOBER 31, 1994(1)

                                                    ------------------------------------------
                                                        (UNAUDITED)
Net Asset Value, Beginning of Period                      $12.43                 $10.00
                                                    ------------           ------------
Income From Investment Operations:
  Net Investment Income                                     0.01                   0.02
  Net Realized and Unrealized Gain (Loss) on
   Investment and Foreign Currency                         (2.60)                  2.41
                                                    ------------           ------------
    Net Increase (Decrease) Resulting from
     Operations                                            (2.59)                  2.43
                                                    ------------           ------------
Less Distributions to Shareholders from
Net Investment Income                                      (0.03)                    --
Net Realized Gain                                          (0.14)                    --
                                                    ------------           ------------
Total Distributions to Shareholders                        (0.17)                    --
                                                    ------------           ------------
Net Asset Value, End of Period                             $9.67                 $12.43
                                                    ------------           ------------
                                                    ------------           ------------
Total Return                                              -20.99%(a)              24.30%(a)
Ratios and Supplemental Data:
  Net Assets at end of Period (in thousands)             $47,112                $53,431
  Ratios to Average Net Assets (annualized):
    Expenses                                                1.82%                  1.84%
    Net Investment Income                                   0.28%                  0.25%
    Decrease Reflected in above Expense Ratio due
     to Expense Reimbursement                               0.08%                  0.12%


(1) Commencement of Operations November 15, 1993.
(a) Not annualized.

                                                        THE PIERPONT DIVERSIFIED FUND

                                                    FOR THE FISCAL      FOR THE PERIOD
                                                      YEAR ENDED     DECEMBER 15, 1993 TO
                                                    JUNE 30, 1995      JUNE 30, 1994(1)

                                                    -------------------------------------
Net Asset Value, Beginning of Period                     $9.81              $10.00
                                                     ---------        ------------
Income From Investment Operations:
  Net Investment Income                                   0.28                0.09
  Net Realized and Unrealized Gain (Loss) on
   Investments, Foreign Currency and Futures              1.37               (0.27)
                                                     ---------        ------------
    Total From Investment Operations                      1.65               (0.18)
                                                     ---------        ------------
Less Dividends to Shareholders From:
  Net Investment Income                                  (0.20)              (0.01)
  Net Realized Gain on Investment, Foreign
   Currency and Futures                                  (0.06)                 --
                                                     ---------        ------------
Total Distributions                                      (0.26)              (0.01)
Net Asset Value, End of Period                          $11.20               $9.81
                                                     ---------        ------------
                                                     ---------        ------------
Total Return                                             17.08%              (1.82%)(a)
Ratios and Supplemental Data:
  Net Assets at End of Period (In Thousands)           $22,396              $7,023
  Ratios to Average Net Assets:
    Expenses                                              0.98%               0.98%(b)
    Net Investment Income                                 3.39%               2.80%(b)
    Decrease Reflected in the Above Expense Ratio
     due to Fee Waivers and Expense Reimbursements        0.91%               1.52%(b)


(1) Commencement of Operations December 15, 1993.
(a) Not annualized.
(b) Annualized.

SPECIAL INFORMATION CONCERNING HUB AND SPOKE-REGISTERED TRADEMARK-

   The Trust and the Portfolios use certain proprietary rights, know-how and financial services referred to as Hub and Spoke-Registered Trademark-. Hub and Spoke is a registered service mark of Signature. Signature Broker-Dealer Services, Inc. (the Trust's and the Portfolios' Administrator and the Trust's Distributor) is a wholly owned subsidiary of Signature.

   Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each of the Funds is an open-end management investment company which seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio, a separate registered investment company with the same investment objective as its corresponding Fund. The investment objective of a Fund or a Portfolio may be changed only with the approval of the holders of the outstanding shares of each Fund and its corresponding Portfolio. The use of Hub and Spoke-Registered Trademark- has been approved by the shareholders of each Fund or the shareholders of its respective predecessor entity. The Hub and Spoke-Registered Trademark- investment fund structure has been developed relatively recently, so shareholders should carefully consider this investment approach.

   In addition to selling a beneficial interest to a Fund, the corresponding Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will bear a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the same Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in each Portfolio is available from the Administrator at (800) 847-9487.

   The Trust may withdraw the investment of any Fund from its corresponding Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of a Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to its corresponding Portfolio.

   Certain changes in a Portfolio's investment objective, policies or restrictions, or a failure by a Fund's shareholders to approve a change in the corresponding Portfolio's investment objective or restrictions, may require withdrawal of that Fund's interest in that Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from that Portfolio which may or may not be readily marketable. The distribution in kind may result in that Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and that Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

   Smaller funds investing in a Portfolio may be materially affected by the actions of larger funds investing in that Portfolio. For example, if a large fund withdraws from a Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns. Additionally, because that Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in a Portfolio could have effective voting control of the operations of a Portfolio. Whenever a Fund is requested to vote on matters pertaining to its corresponding Portfolio (other than a vote by a Fund to continue the operation of its corresponding Portfolio upon the withdrawal of another investor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes proportionately as instructed by the Fund's shareholders. The Trust will vote the shares held by Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no effect on the outcome of such matters.

   For more information about a Portfolio's investment objective, policies and restrictions, see Investment Objectives and Policies, Additional Investment Information and Risk Factors and Investment Restrictions. For more information about a Portfolio's management and expenses, see Management of the Trust and the Portfolios. For more information about changing the investment objective, policies and restrictions of a Fund or Portfolio, see Investment Restrictions.

INVESTMENT OBJECTIVES AND POLICIES

   The investment objective of each of the Funds included in this Prospectus is described below, together with the policies it employs in its efforts to achieve this objective. As noted above, each of the Funds seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio, which has the same investment objective as its corresponding Fund. Since the investment characteristics of each Fund will correspond directly with those of its Portfolio, the following is a discussion of the various investments and investment policies of each Portfolio. Additional information about the investment policies of each Portfolio appears in the Statement of Additional Information under Investment Objectives and Policies. There can be no assurance that the investment objective of each Fund or its corresponding Portfolio will be achieved.

                         THE PIERPONT MONEY MARKET FUND

   The Pierpont Money Market Fund's investment objective is to maximize current income and maintain a high level of liquidity. The Fund is designed for investors who seek to preserve capital and earn current income from a portfolio of high quality money market instruments. The Fund attempts to achieve its objective by investing all of its investable assets in The Money Market Portfolio, a diversified open-end management investment company having the same investment objective as the Fund.

   The Portfolio seeks to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in the following high quality U.S. dollar-denominated securities which have effective maturities of not more than thirteen months. The Portfolio's ability to achieve maximum current income is affected by its high quality standards (discussed below).

   U. S. GOVERNMENT OBLIGATIONS. The Portfolio may invest in obligations issued or guaranteed by the U.S. Government and backed by the full faith and credit of the United States. These securities include Treasury securities, obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export Import Bank. The Portfolio may also invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities where the Portfolio must look principally to the issuing or guaranteeing agency for ultimate repayment; some examples of agencies or instrumentalities issuing these obligations are the Federal Farm Credit System, the Federal Home Loan Banks and the Federal National Mortgage Association.

   BANK OBLIGATIONS. The Portfolio may invest in high quality U.S. dollar-denominated negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under U.S. federal or state law, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance these commitments will be undertaken or met in the future.

   COMMERCIAL PAPER; BONDS. The Portfolio may invest in high quality commercial paper and corporate bonds issued by U.S. corporations. The Portfolio may also invest in bonds and commercial paper of foreign issuers if the obligation is U.S. dollar-denominated and is not subject to foreign withholding tax.

   ASSET-BACKED SECURITIES. The Portfolio may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities provide periodic payments that generally consist of both interest and principal payments. Consequently, the life of an asset-backed security varies with the prepayment experience of the underlying debt instruments.

   QUALITY INFORMATION. The Portfolio will limit its investments to those securities which, in accordance with guidelines adopted by the Trustees, present minimal credit risks. In addition, the Portfolio will not purchase any security (other than a U.S. Government security) unless (i) it is rated with the highest rating assigned to short-term debt securities by at least two nationally recognized statistical rating organizations such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's"), (ii) it is rated by only one agency with the highest such rating, or (iii) it is not rated and is determined to be of comparable quality. Determinations of comparable quality shall be made in accordance with procedures established by the Trustees. For a more detailed discussion of applicable quality requirements, see Investment Objectives and Policies in the Statement of Additional Information. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines below the quality required for purchase, the Portfolio shall dispose of the investment, subject in certain circumstances to a finding by the Trustees that disposing of the investment would not be in the Portfolio's best interest.

   The Portfolio may also invest in securities on a when-issued or delayed delivery basis and in certain privately placed securities. The Portfolio may also enter into repurchase and reverse repurchase agreements and loan its portfolio securities. For a discussion of these investments and for more information on foreign investments, see Additional Investment Information and Risk Factors.

                            THE PIERPONT TAX EXEMPT
                               MONEY MARKET FUND

   The Pierpont Tax Exempt Money Market Fund's investment objective is to provide a high level of current income that is exempt from federal income tax and maintain a high level of liquidity. The Fund is designed for investors who seek current income exempt from federal income tax, stability of capital and liquidity. See Taxes. The Fund attempts to achieve its objective by investing all of its investable assets in The Tax Exempt Money Market Portfolio, a diversified open-end management investment company having the same investment objective as the Fund.

   The Portfolio attempts to achieve its investment objective by investing primarily in the following municipal securities which earn interest exempt from federal income tax in the opinion of bond counsel for the issuer and which have effective maturities not greater than thirteen months and by maintaining a dollar-weighted average portfolio maturity of not more than 90 days. During normal market conditions, the Portfolio will invest at least 80% of its net assets in tax exempt obligations. Interest on these securities may be subject to state and local taxes. For more detailed information regarding tax matters, including the applicability of the alternative minimum tax, see Taxes.

   MUNICIPAL BONDS. The Portfolio may invest in bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. These obligations may be general obligation bonds secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest, or they may be revenue bonds payable from specific revenue sources, but not generally backed by the issuer's taxing power. These include industrial development bonds where payment is the responsibility of the private industrial user of the facility financed by the bonds. The Portfolio may invest more than 25% of its assets in industrial development bonds, but may not invest more than 25% of its assets in these bonds in projects of similar type or in the same state.

   MUNICIPAL NOTES. The Portfolio may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. The interest rate on variable rate demand notes is adjustable at periodic intervals as specified in the notes. Master demand obligations permit the investment of fluctuating amounts at periodically adjusted interest rates. They are governed by agreements between the municipal issuer and Morgan Guaranty acting as agent, for no additional fee, in its capacity as Advisor to the Portfolio and as fiduciary for other clients. Although master demand obligations are not marketable to third parties, the Portfolio considers them to be liquid because they are payable on demand. There is no specific percentage limitation on these investments. For more information about municipal notes, see Investment Objectives and Policies in the Statement of Additional Information.

   QUALITY INFORMATION. The Portfolio will limit its investments to those securities which, in accordance with guidelines adopted by the Trustees, present minimal credit risks. In addition, the Portfolio will not purchase any municipal obligation unless (i) it is rated with the highest rating assigned to short-term debt securities (or, in the case of New York State municipal notes, with one of the two highest ratings assigned to short-term debt securities) by at least two nationally recognized statistical rating organizations such as Moody's and Standard & Poor's, (ii) it is rated by only one agency with such rating, or
(iii) it is not rated and is determined to be of comparable quality. Determinations of comparable quality shall be made in accordance with procedures established by the Trustees. For a more detailed discussion of applicable quality requirements, see Investment Objectives and Policies in the Statement of Additional Information. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines below the quality required for purchase, the Portfolio shall dispose of the investment, subject in certain circumstances to a finding by the Trustees that disposing of the investment would not be in the Portfolio's best interest. The credit quality of variable rate demand notes and other municipal obligations is frequently enhanced by various arrangements with domestic or foreign financial institutions, such as letters of credit, guarantees and insurance, and these arrangements are considered when investment quality is evaluated.

   The Portfolio may also invest up to 20% of the value of its total assets in taxable securities and may purchase municipal obligations together with puts. In addition, the Portfolio may purchase municipal obligations on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities and purchase synthetic variable rate instruments. For a discussion of these transactions, see Additional Investment Information and Risk Factors.

                             THE PIERPONT TREASURY
                               MONEY MARKET FUND

   The Pierpont Treasury Money Market Fund's investment objective is to provide current income, maintain a high level of liquidity, and preserve capital. The Fund attempts to achieve its investment objective by investing all of its investable assets in The Treasury Money Market Portfolio, a diversified open-end management investment company having the same investment objective as the Fund.

   The Portfolio seeks to achieve its investment objective by investing in direct obligations of the U.S. Treasury and, to a lesser extent, in obligations of the U.S. Government agencies described below. The Portfolio maintains a dollar-weighted average portfolio maturity of not more than 90 days and invests in the following securities which have effective maturities of not more than thirteen months.

   TREASURY SECURITIES; CERTAIN U.S. GOVERNMENT AGENCY OBLIGATIONS. The Portfolio will invest in Treasury Bills, Notes, and Bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States ("Treasury Securities"). Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. During ordinary market conditions at least 65% of the Portfolio's net assets will be invested in Treasury Securities and repurchase agreements collateralized by Treasury Securities. The balance of the Portfolio may be invested in obligations issued by the following U.S. Government agencies where the Portfolio must look to the issuing agency for ultimate repayment: the Federal Farm Credit System and the Federal Home Loan Banks ("Permitted Agency Securities"). Each such obligation must have a remaining maturity of thirteen months or less at the time of purchase by the Portfolio.

   The market value of obligations in which the Portfolio invests is not guaranteed and may rise and fall in response to changes in interest rates. Neither the shares of the Fund nor the interests in the Portfolio are guaranteed or insured by the U.S. Government.

   The Portfolio also may purchase Treasury Securities and Permitted Agency Securities on a when-issued or delayed delivery basis and may engage in repurchase and reverse repurchase agreement transactions involving such securities. For a discussion of these transactions, see Additional Investment Information and Risk Factors.

                       THE PIERPONT SHORT TERM BOND FUND

   The Pierpont Short Term Bond Fund's investment objective is to provide a high total return while attempting to limit the likelihood of negative quarterly returns. Total return will consist of income plus realized and unrealized capital gains and losses. The Fund seeks to achieve this high total return to the extent consistent with modest risk of capital and the maintenance of liquidity. The Fund attempts to achieve its investment objective by investing all of its investable assets in The Short Term Bond Portfolio, a diversified open-end management investment company having the same investment objective as the Fund.

   The Pierpont Short Term Bond Fund is designed for investors who place a strong emphasis on conservation of capital but who also want a return greater than that of a money market fund and other very low risk investment vehicles. It is appropriate for investors who do not require the stable net asset value typical of a money market fund but do want less price fluctuation than is typical of a longer-term bond fund.

   The Advisor actively manages the Portfolio's duration, the allocation of securities across market sectors and the selection of securities within sectors. Based on fundamental, economic and capital markets research, the Advisor adjusts the duration of the Portfolio in accordance with the Advisor's outlook for interest rates. The Advisor also actively allocates the Portfolio's assets among the broad sectors of the fixed income market including, but not limited to, U.S. Government and agency securities, corporate securities, private placements, asset-backed and mortgage-related securities. Specific securities which the Advisor believes are undervalued are selected for purchase within the sectors using advanced quantitative tools, analysis of credit risk, the expertise of a dedicated trading desk, and the judgment of fixed income portfolio managers and analysts.

   The Advisor also seeks to limit the likelihood of negative quarterly returns by balancing the Portfo-lio's level of income with the possibility of capital losses. This balancing effort helps determine the Portfolio's duration.

   Duration is a measure of the weighted average maturity of the bonds held in the Portfolio and can be used as a measure of the sensitivity of the Portfolio's market value to changes in interest rates. Under normal market conditions, the Portfolio's duration will range between one and three years. The maturities of the individual securities in the Portfolio may vary widely, however.

   The Portfolio intends to manage its portfolio actively in pursuit of its investment objective. Portfolio transactions are undertaken principally to accomplish the Portfolio's objective in relation to expected movements in the general level of interest rates, but the Portfolio may also engage in short-term trading consistent with its objective. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs. See Taxes below.

   CORPORATE BONDS, ETC. The Portfolio may invest in a broad range of debt securities of domestic and foreign issuers. These include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment the Portfolio will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest bearing debt securities with the same maturity. The Portfolio does not intend to invest in common stock but may invest to a limited extent in convertible debt or preferred stock. The Portfolio does not expect to invest more than 25% of its assets in securities of foreign issuers. If the Portfolio invests in non-U.S. dollar-denominated securities, it hedges the foreign currency exposure into the U.S. dollar. See Additional
Investment Information and Risk Factors for further information on foreign investments and convertible securities.

   GOVERNMENT OBLIGATIONS, ETC. The Portfolio may invest in obligations issued or guaranteed by the U.S. Government and backed by the full faith and credit of the United States. These securities include Treasury securities, obligations of the Government National Mortgage Association ("GNMA Certificates"), the Farmers Home Administration and the Export Import Bank. GNMA Certificates are mortgage-backed securities which evidence an undivided interest in mortgage pools. These securities are subject to more rapid repayment than their stated maturity would indicate because prepayments of principal on mortgages in the pool are passed through to the holder of the securities. During periods of declining interest rates, prepayments of mortgages in the pool can be expected to increase. The pass-through of these prepayments would have the effect of reducing the Portfolio's positions in these securities and requiring the Portfolio to reinvest the prepayments at interest rates prevailing at the time of reinvestment. The Portfolio may also invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities where the Portfolio must look principally to the issuing or guaranteeing agency for ultimate repayment; some examples of agencies or instrumentalities issuing these obligations are the Federal Farm Credit System, the Federal Home Loan Banks and the Federal National Mortgage Association. Although these governmental issuers are responsible for payments on their obligations, they do not guarantee their market value. The Portfolio may also invest in municipal obligations which may be general obligations of the issuer or payable only from specific revenue sources. However, the Portfolio will invest only in municipal obligations that have been issued on a taxable basis or have an attractive yield excluding tax considerations. In addition, the Portfolio may invest in debt securities of foreign governments and governmental entities. See Additional Investment Information and Risk Factors for further information on foreign investments.

   MONEY MARKET INVESTMENTS. The Portfolio may invest in the types of money market instruments in which The Pierpont Money Market Fund may invest, subject to the quality requirements of The Pierpont Short Term Bond Fund. See Quality Information below and Money Market Instruments in the Statement of Additional Information. Under normal circumstances, the Portfolio will purchase these se-curities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Portfolio may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions.

   QUALITY INFORMATION. Under normal market circumstances at least 80% of the Portfolio's total assets will consist of debt securities that are rated at least A by Moody's or Standard & Poor's or that are unrated and in the Advisor's opinion are of comparable quality. In the case of the remaining 20% of the Portfolio's investments, the Portfolio may purchase debt securities that are rated Baa or better by Moody's or BBB or better by Standard & Poor's or are unrated and in the Advisor's opinion are of comparable quality. Securities that are rated Baa by Moody's or BBB by Standard & Poor's are considered investment grade, but have some speculative characteristics. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment. See Appendix A in the Statement of Additional Information for more detailed information on these ratings.

   The Portfolio may also purchase obligations on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities and enter into certain hedging transactions that may involve options on securities and securities indexes, futures contracts and options on futures contracts. For a discussion of these investments and investment techniques, see Additional Investment Information and Risk Factors.

                             THE PIERPONT BOND FUND

   The Pierpont Bond Fund's investment objective is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Total return will consist of income plus realized and unrealized capital gains and losses. Although the net asset value of the Fund will fluctuate, the Fund attempts to preserve the value of its investments to the extent consistent with its objective. The Fund attempts to achieve its objective by investing all of its investable assets in The U.S. Fixed Income Portfolio, a diversified open-end management investment company having the same investment objective as the Fund.

   The Pierpont Bond Fund is designed for investors who seek a total return over time that is higher than that generally available from a portfolio of shorter-term obligations while recognizing the greater price fluctuation of longer-term instruments. It may also be a convenient way to add fixed income exposure to diversify an existing portfolio.

   The Advisor actively manages the Portfolio's duration, the allocation of securities across market sectors, and the selection of specific securities within sectors. Based on fundamental, economic and capital markets research, the Advisor adjusts the duration of the Portfolio in light of market conditions and the Advisor's interest rate outlook. For example, if interest rates are expected to fall, the duration may be lengthened to take advantage of the expected associated increase in bond prices. The Advisor also actively allocates the Portfolio's assets among the broad sectors of the fixed income market including, but not limited to, U.S. Government and agency securities, corporate securities, private placements, asset-backed and mortgage-related securities. Specific securities which the Advisor believes are undervalued are selected for purchase within the sectors using advanced quantitative tools, analysis of credit risk, the expertise of a dedicated trading desk, and the judgment of fixed income portfolio managers and analysts. Under normal circumstances, the Advisor intends to keep the Portfolio essentially fully invested with at least 65% of the Portfolio's assets invested in bonds.

   Duration is a measure of the weighted average maturity of the bonds held in the Portfolio and can be used as a measure of the sensitivity of the Portfolio's market value to changes in interest rates. Under normal market conditions the Portfolio's duration will range between one year shorter and one year longer than the duration of the U.S. investment grade fixed income universe, as represented by the Salomon Brothers Broad Investment Grade Bond Index, the Portfolio's benchmark. Currently, the benchmark's duration is approximately 5 years. The maturities of the individual securities in the Portfolio may vary widely, however.

   Since the Portfolio has a longer duration than that of The Pierpont Short Term Bond Fund, over the long term its total return generally can be expected to be higher and its net asset value less stable than that of The Pierpont Short Term Bond Fund.

   The Portfolio intends to manage its portfolio actively in pursuit of its investment objective. Portfolio transactions are undertaken principally to accomplish the Portfolio's objective in relation to expected movements in the general level of interest rates, but the Portfolio may also engage in short-term trading consistent with its objective. See Financial Highlights for historical portfolio turnover information on the Fund's predecessor. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs. See Taxes below.

   CORPORATE BONDS, ETC. The Portfolio may invest in the corporate debt obligations permitted for The Pierpont Short Term Bond Fund.

   GOVERNMENT OBLIGATIONS, ETC. The Portfolio may invest in the government debt obligations permitted for The Pierpont Short Term Bond Fund.

   MONEY MARKET INSTRUMENTS. The Portfolio may invest in the types of money market instruments in which The Pierpont Money Market Fund may invest, subject to the quality requirements of The Pierpont Bond Fund. See Quality Information below and Money Market Instruments in the Statement of Additional Information. Under normal circumstances, the Portfolio will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Portfolio may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions.

   QUALITY INFORMATION. It is a current policy of the Portfolio that under normal circumstances at least 65% of its total assets will consist of securities that are rated at least A by Moody's or Standard & Poor's or that are unrated and in the Advisor's opinion are of comparable quality. In the case of 30% of the Portfolio's investments, the Portfolio may purchase debt securities that are rated Baa or better by Moody's or BBB or better by Standard & Poor's or are unrated and in the Advisor's opinion are of comparable quality. The remaining 5% of the Portfolio's assets may be invested in debt securities that are rated Ba or better by Moody's or BB or better by Standard & Poor's or are unrated and in the Advisor's opinion are of comparable quality. Securities rated Baa by Moody's or BBB by Standard & Poor's are considered investment grade, but have some speculative characteristics. Securities rated Ba by Moody's or BB by Standard & Poor's are below investment grade and considered to be speculative with regard to payment of interest and principal. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment. See Appendix A in the Statement of Additional Information for more detailed information on these ratings.

   The Portfolio may also purchase obligations on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities and enter into certain hedging transactions that may involve options on securities and securities indexes, futures contracts and options on futures contracts. For a discussion of these investments and investment techniques, see Additional Investment Information and Risk Factors.

                       THE PIERPONT TAX EXEMPT BOND FUND

   The Pierpont Tax Exempt Bond Fund's investment objective is to provide a high level of current income exempt from federal income tax consistent with moderate risk of capital and maintenance of liquidity. See Taxes. The Fund attempts to achieve its investment objective by investing all of its investable assets in The Tax Exempt Bond Portfolio, a diversified open-end management investment company having the same investment objective as the Fund.

   The Fund is designed for investors who seek tax exempt yields greater than those generally available from a portfolio of short term tax exempt obligations and who are willing to incur the greater price fluctuation of longer-term instruments.

   The Portfolio attempts to achieve its investment objective by investing primarily in municipal securities of the types permitted for The Pierpont Tax Exempt Money Market Fund which earn interest exempt from federal income tax in the opinion of bond counsel for the issuer. During normal market conditions, the Portfolio will invest at least 80% of its net assets in tax exempt obligations. Interest on these securities may be subject to state and local taxes. For more detailed information regarding tax matters, including the applicability of the alternative minimum tax, see Taxes.

   The Advisor believes that based upon current market conditions, the Portfolio will consist of a portfolio of securities with a duration of four to seven years. In view of the duration of the Portfolio, under normal market conditions, the Fund's yield can be expected to be higher and its net asset value less stable than those of The Pierpont Tax Exempt Money Market Fund. Duration is a measure of the weighted average maturity of the bonds held in the Portfolio and can be used as a measure of the sensitivity of the Portfolio's market value to changes in interest rates. The maturities of the individual securities in the Portfolio may vary widely, however, as the Advisor adjusts the Portfolio's holdings of long-term and short-term debt securities to reflect its assessment of prospective changes in interest rates, which may adversely affect current income.

   The Portfolio intends to manage its portfolio actively in pursuit of its investment objective. See Financial Highlights for historical portfolio turnover information on the Fund's predecessor. Portfolio transactions are undertaken principally to accomplish the Portfolio's objective in relation to expected movements in the general level of interest rates, but the Portfolio may also engage in short-term trading consistent with its objective. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs. See Taxes below.

   The value of Portfolio's investments will generally fluctuate inversely with changes in prevailing interest rates. The value of the Portfolio's investments will also be affected by changes in the creditworthiness of issuers and other market factors. The quality criteria applied in the selection of portfolio securities are intended to minimize adverse price changes due to credit considerations. The value of the Portfolio's municipal securities can also be affected by market reaction to legislative consideration of various tax reform proposals. Although the net asset value of Portfolio fluctuates, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective.

   MUNICIPAL BONDS. The municipal securities in which the Portfolio may invest include municipal bonds of the types permitted for The Pierpont Tax Exempt Money Market Fund. The Portfolio may invest more than 25% of its assets in industrial development bonds, but may not invest more than 25% of its assets in industrial development bonds in projects of similar type or in the same state.

   MONEY MARKET INSTRUMENTS. The Portfolio may invest in the types of short term municipal obligations in which The Pierpont Tax Exempt Money Market Fund may invest. These obligations will meet the quality requirements described below except that short-term municipal obligations of New York State issuers may be rated MIG-2 by Moody's or SP-2 by Standard & Poor's. Under normal circumstances, the Portfolio will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Portfolio may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions.

   QUALITY INFORMATION. The Portfolio will not purchase any municipal obligation unless it is rated at least A, MIG-1 or Prime-1 by Moody's or A, SP-1 or A1 by Standard & Poor's (except for short-term obligations of New York State issuers as described above) or it is unrated and in the Advisor's opinion it is of comparable quality. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment.

   In certain circumstances, the Portfolio may also invest up to 20% of the value of its total assets in taxable securities. In addition, the Portfolio may purchase municipal obligations together with puts, securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, purchase synthetic variable rate instruments, loan its portfolio securities, purchase certain privately placed securities and enter into certain hedging transactions that may involve options on securities and securities indexes, futures contracts and options on futures contracts. For a discussion of these transactions, see Additional Investment Information and Risk Factors.

                            THE PIERPONT EQUITY FUND

   The Pierpont Equity Fund's investment objective is to provide a high total return from a portfolio of selected equity securities. Total return will consist of realized and unrealized capital gains and losses plus income. The Fund attempts to achieve its investment objective by investing all of its investable assets in The Selected U.S. Equity Portfolio, a diversified open-end management investment company having the same investment objective as the Fund. The Portfolio invests primarily in the common stock of large and medium sized U.S. corporations.

   The Pierpont Equity Fund is designed for investors who want an actively managed portfolio of selected equity securities that seeks to outperform the S&P 500 Index.

   The Advisor seeks to enhance the Portfolio's total return relative to that of the universe of large and medium sized U.S. companies, typically represented by the S&P 500 Index, through fundamental analysis, systematic stock valuation and disciplined portfolio construction. Based on internal fundamental research, the Advisor uses a dividend discount model to rank companies within economic sectors according to their relative value. From the universe of securities this model shows as undervalued, the Advisor selects stocks for the Portfolio based on a variety of criteria including the company's managerial strength, prospects for growth and competitive position. The Advisor may modestly under or over-weight selected economic sectors against the S&P 500 Index's sector weightings to seek to enhance the Portfolio's total return or reduce the fluctuation in its market value relative to the Index.

   The Portfolio intends to manage its portfolio actively in pursuit of its investment objective. The Portfolio does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective. See Financial Highlights for historical portfolio turnover information on the Fund's predecessor. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs. See Taxes below.

   EQUITY INVESTMENTS. During ordinary market conditions, the Advisor intends to keep the Portfolio essentially fully invested with at least 65% of the Portfolio's net assets invested in equity securities consisting of common stocks and other securities with equity characteristics such as preferred stocks, warrants, rights and convertible securities. The Portfolio's primary equity investments are the common stocks of large and medium sized U.S. corporations and, to a limited extent, similar securities of foreign corporations. The common stock in which the Portfolio may invest includes the common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. These equity investments may or may not pay dividends and may or may not carry voting rights. The Portfolio invests in securities listed on a securities exchange or traded in an over-the-counter market, and may invest in certain restricted or unlisted securities.

   FOREIGN INVESTMENTS. The Portfolio may invest in equity securities of foreign corporations included in the S&P 500 Index or listed on a national securities exchange. However, the Portfolio does not expect to invest more than 5% of its assets at the time of purchase in securities of foreign issuers. For further information on foreign investments and foreign currency exchange transactions, see Additional Investment Information and Risk Factors.

   The Portfolio may also invest in securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities and money market instruments, and enter into certain hedging transactions that may involve options on securities and securities indexes, futures contracts and options on futures contracts. For a discussion of these investments and investment techniques, see Additional Investment Information and Risk Factors.

                     THE PIERPONT CAPITAL APPRECIATION FUND

   The Pierpont Capital Appreciation Fund's investment objective is to provide a high total return from a portfolio of equity securities of small companies. Total return will consist of realized and unrealized capital gains and losses plus income. The Fund attempts to achieve its investment objective by investing all of its investable assets in The U.S. Small Company Portfolio, a diversified open-end management investment company having the same investment objective as the Fund. The Portfolio invests primarily in the common stock of small U.S. companies. The small company holdings of the Portfolio are primarily companies included in the Russell 2500 Index.

   The Pierpont Capital Appreciation Fund is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies. The Fund may also serve as an efficient vehicle to diversify an existing portfolio by adding the equities of smaller U.S. companies.

   The Advisor seeks to enhance the Portfolio's total return relative to that of the U.S. small company universe. To do so, the Advisor uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. The Advisor continually screens the universe of small capitalization companies to identify for further analysis those companies which exhibit favorable characteristics such as significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, the Advisor ranks these companies within economic sectors according to their relative value. The Advisor then selects for purchase the most attractive companies within each economic sector.

   The Advisor uses a disciplined portfolio construction process to seek to enhance returns and reduce volatility in the market value of the Portfolio relative to that of the U.S. small company universe. The Advisor believes that under normal market conditions, the Portfolio will have sector weightings comparable to that of the U.S. small company universe, although it may moderately under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Portfolio.

   The Portfolio intends to manage its investments actively in pursuit of its investment objective. See Financial Highlights for historical portfolio turnover information on the Fund's predecessor. Since the Portfolio has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs. See Taxes below.

   PERMISSIBLE INVESTMENTS. The Portfolio may invest in the same types of securities and use the same investment techniques, subject to the same limitations, as permitted for The Pierpont Equity Fund except that its foreign investments are limited to equity securities of foreign issuers that are listed on a national securities exchange or denominated or principally traded in U.S. dollars.

                     THE PIERPONT INTERNATIONAL EQUITY FUND

   The Pierpont International Equity Fund's investment objective is to provide a high total return from a portfolio of equity securities of foreign corpo-rations. Total return will consist of realized and unrealized capital gains and losses plus income. The Fund attempts to achieve its investment objective by investing all of its investable assets in The Non-U.S. Equity Portfolio, a diversified open-end management investment company having the same investment objective as the Fund.

   The Pierpont International Equity Fund is designed for investors with a long-term investment horizon who want to diversify their portfolios by investing in an actively managed portfolio of non-U.S. securities that seeks to outperform the Morgan Stanley Europe, Australia and Far East Index (the "EAFE Index").

   The Portfolio seeks to achieve its investment objective through country allocation, stock selection and management of currency exposure. The Advisor uses a disciplined portfolio construction process to seek to enhance returns and reduce volatility in the market value of the Portfolio relative to that of the EAFE Index.

   Based on fundamental research, quantitative valuation techniques, and experienced judgment, the Advisor uses a structured decision-making process to allocate the Portfolio primarily across the developed countries of the world outside the United States by under- or overweighting selected countries in the EAFE Index. Currently, Japan has the heaviest weighting in the EAFE Index and in the Portfolio. At November 30, 1995, the approximate Japan weighting was 41% in the EAFE Index and 45% in the Portfolio.

   Using a dividend discount model and based on analysts' industry expertise, securities within each country are ranked within economic sectors according to their relative value. Based on this valuation, the Advisor selects the securities which appear the most attractive for the Portfolio. The Advisor believes that under normal market conditions, economic sector weightings generally will be similar to those of the relevant equity index.

   Finally, the Advisor actively manages currency exposure, in conjunction with country and stock allocation, in an attempt to protect and possibly enhance the Portfolio's market value. Through the use of forward foreign currency exchange contracts, the Advisor will adjust the Portfolio's foreign currency weightings to reduce its exposure to currencies deemed unattractive, and, in certain circumstances, increase exposure to currencies deemed attractive, as market conditions warrant, based on fundamental research, technical factors, and the judgment of a team of experienced currency managers. For further information on foreign currency exchange transactions, see Additional Investment Information and Risk Factors.

   The Portfolio intends to manage its portfolio actively in pursuit of its investment objective. See Financial Highlights for historical portfolio turnover information on the Fund's predecessor. The Portfolio does not expect to trade in securities for short-term profits; however, when circumstances warrant, securities may be sold without regard to the length of time held. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs. See Taxes below.

   EQUITY INVESTMENTS. In normal circumstances, the Advisor intends to keep the Portfolio essentially fully invested with at least 65% of the value of its total assets in equity securities of foreign issuers, consisting of common stocks and other securities with equity characteristics such as preferred stock, warrants, rights and convertible securities. The Portfolio's primary equity investments are the common stock of established companies based in developed countries outside the United States. Such investments will be made in at least three foreign countries. The common stock in which the Portfolio may invest includes the common stock of any class or series or any similar equity interest such as trust or limited partnership interests. The Portfolio may also invest in securities of issuers located in developing countries. See Additional Investment Information and Risk Factors. The Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in certain restricted or unlisted securities.

   The Portfolio may also invest in money market instruments denominated in U.S. dollars and other currencies, securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities, enter into forward contracts on foreign currencies and enter into certain hedging transactions that may involve options on securities and securities indexes, futures contracts and options on futures contracts. For a discussion of these investments and investment techniques, see Additional Investment Information and Risk Factors.

                             THE PIERPONT EMERGING
                              MARKETS EQUITY FUND

   The Pierpont Emerging Markets Equity Fund's investment objective is to achieve a high total return from a portfolio of equity securities of companies in emerging markets. Total return will consist of realized and unrealized capital gains and losses plus income. The Fund attempts to achieve its investment objective by investing all its investable assets in The Emerging Markets Equity Portfolio, a diversified open-end management investment company having the same investment objective as the Fund.

   The Pierpont Emerging Markets Equity Fund is designed for long-term investors who want exposure to the rapidly growing emerging markets. THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM NOR IS THE FUND SUITABLE FOR ALL INVESTORS. Many investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses and may be more volatile than investments in the developed markets of the world. See Additional Investment Information and Risk Factors.

   As used in this Prospectus, "emerging markets" include any country which is generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation, the United Nations or its authorities. These countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, United Kingdom and United States. The Portfolio will focus its investments in those emerging markets countries which it believes have strongly developing economies and in which the markets are becoming more sophisticated.

   A company in an emerging market is one that: (i) has its principal securities trading market in an emerging market country; (ii) is organized under the laws of, and with a principal office in, an emerging market; or (iii) (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging markets.

   The Advisor seeks to achieve the Portfolio's investment objective by a disciplined process of country allocation and company selection. Based on fundamental research, quantitative analysis, and experienced judgment, the Advisor identifies those countries where economic and political factors, including currency movements, are likely to produce above-average returns. Based on their relative value, the Advisor then selects those companies in each country's major industry sectors which it believes are best positioned and managed to take advantage of these economic and political factors.

   The Portfolio intends to manage its portfolio actively in pursuit of its investment objective. The Portfolio does not expect to trade in securities for short-term profits; however, when circumstances warrant, securities may be sold without regard to the length of time held. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs. See Taxes below.

   EQUITY INVESTMENTS. In normal circumstances, the Advisor intends to keep the Portfolio essentially fully invested with at least 65% of the value of its total assets in equity securities of emerging markets issuers, consisting of common stocks and other securities with equity characteristics such as preferred stock, warrants, rights and convertible securities. The Portfolio's primary equity investments are the common stock of established companies in the emerging markets countries the Advisor has identified as attractive. The assets of the Portfolio ordinarily will be invested in the securities of issuers in at least three different emerging markets countries. The common stock in which the Portfolio may invest includes the common stock of any class or series or any similar equity interest such as trust or limited partnership interests. The Portfolio invests in securities listed on securities exchanges, traded in over-the-counter markets, and may invest in certain restricted or unlisted securities.

   Certain emerging markets are closed in whole or in part to equity investments by foreigners except through specifically authorized investment funds. Securities of other investment companies may be acquired by the Portfolio to the extent permitted under the 1940 Act -- that is, the Portfolio may invest up to 10% of its total assets in securities of other investment companies so long as not more than 3% of the outstanding voting stock of any one investment company is held by the Portfolio. In addition, not more than 5% of the Portfolio's total assets may be invested in the securities of any one investment company. As a shareholder in an investment fund, the Portfolio would bear its share of that investment fund's expenses, including its advisory and administration fees. At the same time the Portfolio and the Fund would continue to pay their own operating expenses.

   The Portfolio may also invest in money market instruments denominated in U.S. dollars and other currencies, securities on a when-issued or delayed de-livery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities and enter into forward foreign currency exchange contracts. In addition the Portfolio may use options on securities and securities indexes, futures contracts and options on futures contracts for hedging and risk management purposes. For a discussion of these investments and investment techniques, see Additional Investment Information and Risk Factors.

                         THE PIERPONT DIVERSIFIED FUND

   The Pierpont Diversified Fund's investment objective is to provide a high total return from a diversified portfolio of equity and fixed income securities. Total return will consist of income plus realized and unrealized capital gains and losses. The Fund attempts to achieve its investment objective by investing all of its investable assets in The Diversified Portfolio, a diversified open-end management investment company having the same investment objective as the Fund.

   The Portfolio seeks to provide a total return that approaches that of the universe of equity securities of large and medium sized U.S. companies and that exceeds the return typical of a portfolio of fixed income securities. The Portfolio attempts to achieve this return by investing in equity and fixed income instruments, as described below.

   The Pierpont Diversified Fund is designed primarily for investors who wish to invest for long term objectives such as retirement. It is appropriate for investors who seek to attain real appreciation in the market value of their investments over the long term, but with somewhat less price fluctuation than a portfolio consisting only of equity securities. The Fund may be an attractive option for investors who want a professional investment adviser to decide how their investments should be allocated between equity and fixed income securities.

   Under normal circumstances, the Portfolio will be invested approximately 65% in equities and 35% in fixed income securities. The equity portion of the Portfolio will be invested primarily in large and medium sized U.S. companies with market capitalizations above $1.5 billion, with the balance in small U.S. companies primarily included in the Russell 2000 Index and in foreign issuers primarily in developed countries. Under normal circumstances, the Advisor expects that approximately 52% of the Portfolio will be in equity securities of large and medium sized companies, 3% in small companies and 10% in foreign issuers. However, the Advisor may allocate the Portfolio's investments among these asset classes in a manner consistent with the Portfolio's investment objective and current market conditions. Using a variety of analytical tools, the Advisor assesses the relative attractiveness of each asset class and determines an optimal allocation among them. The Advisor then selects securities within each asset class based on fundamental research and quantitative analysis.

   The Portfolio intends to manage its portfolio actively in pursuit of its investment objective. Since the Portfolio has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs. See Taxes below.

   EQUITY INVESTMENTS. For the equity portion of the Portfolio, Morgan Guaranty seeks to achieve a high total return through fundamental analysis, systematic stock valuation and disciplined portfolio construction. For domestic equities, based on internal fundamental research, the Advisor uses a dividend discount model to value equity securities and rank a universe of large and medium capitalization companies or small companies within economic sectors according to their relative value. The Advisor then buys and sells securities within each economic sector based on this valuation process to seek to enhance the Portfolio's return. For foreign equities, the Portfolio's investment process involves country allocation, stock selection and management of currency exposure. The Advisor allocates this portion of the Portfolio by under- or overweighting selected countries in the EAFE Index. Using a dividend discount model and based on analysts' industry expertise, securities within each country are ranked within economic sectors according to their relative value and those which appear the most attractive are selected. Currency exposure is also actively managed to protect and possibly enhance the market value of the Portfolio. In addition, the Advisor uses this disciplined portfolio construction process to seek to reduce the volatility of the large and medium capitalization equity portion of the Portfolio relative to that of the S&P 500 Index, of the small company portion of the Portfolio relative to that of the Russell 2000 and of the foreign equity portion of the Portfolio relative to that of the EAFE Index.

   The Portfolio's equity investments will include common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. The Portfolio's equity investments may also include preferred stock, warrants, rights and convertible securities. The Portfolio's equity securities may or may not pay dividends and may or may not carry voting rights.

   FIXED INCOME INVESTMENTS. For the fixed income portion of the Portfolio, the Advisor seeks to provide a high total return by actively managing the duration of the Portfolio's fixed income securities, the allocation of securities across market sectors, and the selection of securities within sectors. Based on fundamental, economic and capital markets research, the Advisor adjusts the duration of the Portfolio's fixed income investments in light of market conditions. The Advisor also actively allocates the Portfolio's fixed income investments among the broad sectors of the fixed income market. Securities which the Advisor believes are undervalued are selected for purchase from the sectors using advanced quantitative tools, analysis of credit risk, the expertise of a dedicated trading desk, and the judgment of fixed income portfolio managers and analysts.

   Duration is a measure of the weighted average maturity of the fixed income securities held in the Portfolio and can be used as a measure of the sensitivity of the Portfolio's market value to changes in interest rates. Under normal market conditions the duration of the fixed income portion of the Portfolio will range between one year shorter and one year longer than the duration of the U.S. investment grade fixed income universe, as represented by the Salomon Brothers Broad Investment Grade Bond Index. Currently, the Index's duration is approximately 5 years. The maturities of the individual fixed income securities in the Portfolio may vary widely, however.

   The Portfolio may invest in a broad range of debt securities of domestic and foreign issuers. These include corporate bonds, debentures, notes, mortgage-related securities, and asset-backed securities; U.S. Government and agency securities; and private placements. See The Pierpont Short Term Bond Fund for more detailed information on fixed income securities.

   QUALITY INFORMATION. It is a current policy of the Portfolio that under normal circumstances at least 65% of that portion of the Portfolio invested in fixed income securities will consist of securities that are rated at least A by Moody's or Standard & Poor's or that are unrated and in Morgan Guaranty's opinion are of comparable quality. In the case of 30% of the Portfolio's fixed income investments, the Portfolio may purchase debt securities that are rated Baa or better by Moody's or BBB or better by Standard & Poor's or are unrated and in Morgan Guaranty's opinion are of comparable quality. The remaining 5% of the Portfolio's fixed income investments may be debt securities that are rated Ba or better by Moody's or BB or better by Standard & Poor's or are unrated and in Morgan Guaranty's opinion are of comparable quality. Securities rated Baa by Moody's or BBB by Standard & Poor's are considered investment grade, but have some speculative characteristics. Securities rated Ba by Moody's or BB by Standard & Poor's are below investment grade and considered to be speculative with regard to payment of interest and principal. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment. See Appendix A in the Statement of Additional Information for more detailed information on these ratings.

   FOREIGN INVESTMENTS. The Portfolio may invest in common stocks and convertible securities of foreign corporations as well as fixed income securities of foreign government and corporate issuers. However, the Portfolio does not expect to invest more than 30% of its assets at the time of purchase in securities of foreign issuers. For further information on foreign investments and foreign currency exchange transactions, see Additional Investment Information and Risk Factors.

   In addition, the Portfolio may invest in securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities and money market instruments and enter into forward contracts on foreign currencies. The Portfolio may use options on securities and indexes of securities, futures contracts and options on futures contracts for hedging and risk management purposes. For a discussion of these investments and investment techniques, see Additional Investment Information and Risk Factors.

ADDITIONAL INVESTMENT INFORMATION AND RISK FACTORS

   CONVERTIBLE SECURITIES. The Portfolios for The Pierpont Short Term Bond Fund, The Pierpont Bond Fund, The Pierpont Equity Fund, The Pierpont Capital Appreciation Fund, The Pierpont International Equity Fund, The Pierpont Emerging Markets Equity Fund and The Pierpont Diversified Fund may invest in convertible securities of domestic and, subject to each Portfolio's restrictions, foreign issuers. The convertible securities in which the Portfolios may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

   WARRANTS. The Portfolios for The Pierpont Equity Fund, The Pierpont Capital Appreciation Fund, The Pierpont International Equity Fund, The Pierpont Emerging Markets Equity Fund and The Pierpont Diversified Fund may invest in warrants, which entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities.

   Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

   WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Portfolios may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and for fixed income investments no interest accrues to the Portfolio until settlement. At the time of settlement a when-issued security may be valued at less than its purchase price. Each
Portfolio maintains with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Portfolio relies on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged. It is the current policy of each Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets less liabilities other than the obligations created by these commitments.

   REPURCHASE AGREEMENTS. Each of the Portfolios may engage in repurchase agreement transactions with brokers, dealers or banks that meet the credit guidelines established by the Portfolio's Trustees. In a repurchase agreement, the Portfolio buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Portfolio for The Pierpont Treasury Money Market Fund only enters into repurchase agreements involving Treasury Securities and Permitted Agency Securities and under ordinary market conditions does not expect to enter into repurchase agreements involving more than 5% of its net assets. The term of these agreements is usually from overnight to one week. A repurchase agreement may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The Portfolio always receives securities as collateral with a market value at least equal to the purchase price plus accrued interest and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the disposition of collateral may be delayed or limited. Investments in certain repurchase agreements and certain other investments which may be considered illiquid are limited. See Illiquid Investments; Privately Placed and other Unregistered Securities below.

   LOANS OF PORTFOLIO SECURITIES. Subject to applicable investment restrictions, each of the Portfolios is permitted to lend its securities in an amount up to 33 1/3% of the value of the Portfolio's net assets. Each of the Portfolios may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon. Loans will be subject to termination by the Portfolio in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Portfolio and its respective investors. The Portfolios may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Portfolios will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution, and the Portfolios will not make any loans in excess of one year. The Portfolios will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Portfolios, the Advisor, or the Distributor, unless otherwise permitted by applicable law.

   REVERSE REPURCHASE AGREEMENTS. Each of the Portfolios is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. For purposes of the Investment Company Act of 1940 (the "1940 Act"), it is considered a form of borrowing by the Portfolio and, therefore, is a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. For more information, see Investment Objectives and Policies in the Statement of Additional Information.

   FOREIGN INVESTMENT INFORMATION. The Portfolios for The Pierpont Money Market Fund, The Pierpont Short Term Bond Fund, The Pierpont Bond Fund, The Pierpont Equity Fund, The Pierpont Capital Appreciation Fund and The Pierpont Diversified Fund may invest in certain foreign securities. The Portfolios for The Pierpont International Equity Fund and The Pierpont Emerging Markets Equity Fund invest primarily in foreign securities. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to these Portfolios by domestic companies.

   Investors should realize that the value of each Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolios must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

   In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

   Although the Portfolio for The Pierpont International Equity Fund invests primarily in securities of established issuers based in developed foreign countries, it may also invest in securities of issuers in emerging markets countries. The Portfolio for The Pierpont Emerging Markets Equity Fund invests primarily in equity securities of companies in emerging markets countries. Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small current size of the markets for securities of emerging markets issuers and the currently low or non-existent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Portfolios' investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

   Each of the Portfolios may invest in securities of foreign issuers directly or in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other similar securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Certain such institutions issuing ADRs may not be spon-sored by the issuer of the underlying foreign securities. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

   In the case of the Portfolios for The Pierpont Short Term Bond Fund, The Pierpont Bond Fund, The Pierpont Equity Fund, The Pierpont Capital Appreciation Fund, The Pierpont International Equity Fund, The Pierpont Emerging Markets Equity Fund and The Pierpont Diversified Fund, since investments in foreign securities involve foreign currencies, the value of their assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. See Foreign Currency Exchange Transactions.

   For a discussion of investment risks associated with the general economic and political conditions in Japan, see Investment Objectives and Policies in the Statement of Additional Information.

   FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Portfolios for The Pierpont Short Term Bond Fund, The Pierpont Bond Fund, The Pierpont Equity Fund, The Pierpont Capital Appreciation Fund, The Pierpont International Equity Fund, The Pierpont Emerging Markets Equity Fund and The Pierpont Diversified Fund buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, the Portfolios for the Funds may enter from time to time into foreign currency exchange transactions. The Portfolios either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies. The cost of a Portfolio's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

   A forward foreign currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. The Portfolios will not enter into forward contracts for speculative purposes. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

   Each of these Portfolios may enter into foreign currency exchange transactions in an attempt to pro-tect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Portfolios may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, a Portfolio would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. A Portfolio will only enter into forward contracts to sell a foreign currency in exchange for another foreign currency if the Advisor expects the foreign currency purchased to appreciate against the U.S. dollar.

   Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Portfolio to assume the risk of fluctuations in the value of the currency purchased vis-a-vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

   TAXABLE INVESTMENTS FOR THE PIERPONT TAX EXEMPT FUNDS. The Portfolios for The Pierpont Tax Exempt Money Market Fund and The Pierpont Tax Exempt Bond Fund each attempt to invest its assets in tax exempt municipal securities; however, these Portfolios are each permitted to invest up to 20% of the value of their respective total assets in securities, the interest income on which may be subject to federal, state or local income taxes. These Portfolios may make taxable investments pending investment of proceeds from sales of their interests or portfolio securities, pending settlement of purchases of portfolio securities, to maintain liquidity or when it is advisable in the Advisor's opinion because of adverse market conditions. The Portfolios will invest in taxable securities only if there are no tax exempt securities available for purchase or if the after tax yield, in the case of the Portfolio for The Pierpont Money Market Fund, or the expected return, in the case of the Portfolio for The Pierpont Tax Exempt Bond Fund, from an investment in taxable securities exceeds the yield or expected return, as the case may be, on available tax exempt securities. In abnormal market conditions, if, in the judgment of the Advisor, tax exempt securities satisfying The Pierpont Tax Exempt Bond Fund's investment objective may not be purchased, its corresponding Portfolio may, for defensive purposes only, temporarily invest more than 20% of its net assets in debt securities the interest on which is subject to federal, state or local income taxes. The taxable investments permitted for these Portfolios include obligations of the U.S. Government and its agencies and instrumentalities, bank obligations, commercial paper and repurchase agreements and, in the case of The Pierpont Tax Exempt Bond Fund, other debt securities which meet the Fund's quality requirements. See Taxes.

   PUTS FOR THE PIERPONT TAX EXEMPT FUNDS. The Portfolios for The Pierpont Tax Exempt Money Market Fund and The Pierpont Tax Exempt Bond Fund may purchase without limit municipal bonds or notes together with the right to resell them at an agreed price or yield within a specified period prior to maturity. This right to resell is known as a put. The aggregate price paid for securities with puts may be higher than the price which otherwise would be paid. Consistent with the investment objectives of these Portfolios and subject to the supervision of the Trustees, the purpose of this practice is to permit the Portfolios to be fully invested in tax exempt securities while maintaining the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large withdrawals, to purchase at a later date securities other than those subject to the put and, in the case of The Pierpont Tax Exempt Bond Fund, to facilitate the Advisor's ability to manage the portfolio actively. The principal risk of puts is that the put writer may default on its obligation to repurchase. The Advisor will monitor each writer's ability to meet its obligations under puts.

   The amortized cost method is used by the Portfolio for The Pierpont Tax Exempt Money Market Fund to value all municipal securities; no value is assigned to any puts. This method is also used by the Portfolio for The Pierpont Tax Exempt Bond Fund to value municipal securities with maturities of less than 60 days; when these securities are subject to puts separate from the underlying securities, no value is assigned to the puts. The cost of any such put is carried as an unrealized loss from the time of purchase until it is exercised or expires. See the Statement of Additional Information for the valuation procedure if the Portfolio for The Pierpont Tax Exempt Bond Fund were to invest in municipal securities with maturities of 60 days or more that are subject to separate puts.

   SYNTHETIC  VARIABLE RATE INSTRUMENTS  FOR THE PIERPONT  TAX EXEMPT FUNDS. The
Portfolios for The Pierpont Tax Exempt Funds may invest in certain synthetic variable rate instruments. Such instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain condi-tions) on the part of the purchaser to tender it periodically to a third party at par. The Advisor will review the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Portfolios will be that of holding the long-term bond, which in the case of the Portfolio for The Pierpont Tax Exempt Money Market Fund may require the disposition of the bond which could be at a loss.

   ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. Subject to the limitations described below, each of the Portfolios for The Pierpont Funds may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. The price the Portfolio pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

   Acquisition of illiquid investments by the Portfolio for The Pierpont Money Market Fund is subject to the 10% fundamental policy limitation described below under Investment Restrictions. Ac-quisitions of illiquid investments by the Portfolios for the other Pierpont Funds is subject to the following non-fundamental policies. The Portfolio for each of The Pierpont Tax Exempt Money Market Fund and The Pierpont Treasury Money Market Fund may not acquire any illiquid securities if, as a result thereof, more than 10% of the market value of the Portfolio's total assets would be in illiquid investments. The Portfolio for each of The Pierpont Short Term Bond, Bond, Tax Exempt Bond, Equity, Capital Appreciation, International Equity, Emerging Markets Equity and Diversified Funds may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its total assets would be invested in illiquid securities. In addition, the Portfolio for The Pierpont International Equity Fund will not invest more than 5% of the market value of its total assets in restricted securities that cannot be offered for public sale in the United States without first being registered under the 1933 Act. Each of the Portfolios may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

   FUTURES AND OPTIONS TRANSACTIONS. The Portfolio for each of The Pierpont Short Term Bond Fund, The Pierpont Bond Fund, The Pierpont Tax Exempt Bond Fund, The Pierpont Equity Fund, The Pierpont Capital Appreciation Fund and The Pierpont International Equity Fund is permitted to enter into the futures and options transactions described in the Appendix to this Prospectus for hedging purposes. The Portfolio for each of The Pierpont Emerging Markets Equity Fund and The Pierpont Diversified Fund is permitted to enter into the futures and options transactions described in the Appendix to this Prospectus for both hedging and risk management purposes. For more detailed information about these transactions, see the Appendix and Risk Management in the Statement of Additional Information.

   MONEY MARKET INSTRUMENTS. The Portfolios for The Pierpont Equity Fund, The Pierpont Capital Appreciation Fund, The Pierpont International Equity Fund, The Pierpont Emerging Markets Equity Fund and The Pierpont Diversified Fund are permitted to invest in money market instruments, although each of these Portfolios intends to stay invested in equity securities (or, in the case of The Pierpont Diversified Fund, equity and longer-term fixed income securities) to the extent practical in light of its objective and long-term investment perspective. These Portfolios may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions as described above under Taxable Investments for The Pierpont Tax Exempt Funds. The money market investments permitted for these Portfolios include obligations of the U.S. Government and its agencies and instrumentalities, other debt securities, commercial paper, bank obligations and repurchase agreements. The Portfolios for The Pierpont International Equity and Emerging Markets Equity Funds may also invest in short-term obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions. For more detailed information about these money market investments, see Investment Objectives and Policies in the Statement of Additional Information.

INVESTMENT RESTRICTIONS

   As diversified investment companies, 75% of the assets of each of the Portfolios are subject to the following fundamental limitations: (a) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except U.S. government securities, and (b) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. The Money Market and Treasury Money Market Portfolios are subject to additional non-fundamental requirements governing non-tax exempt money market funds. These non-fundamental requirements generally prohibit the Money Market and Treasury Money Market Portfolios from investing more than 5% of their respective total assets in the securities of any single issuer, except obligations of the U.S. Government and its agencies and instrumentalities.

   The investment objective of each Fund and its corresponding Portfolio, together with the investment restrictions described below and in the Statement of Additional Information, except as noted, are deemed fundamental policies, i.e., they may be changed only with the approval of the holders of a majority of the outstanding voting securities of a

Fund and its corresponding Portfolio. Each Fund has the same investment restrictions as its corresponding Portfolio, except that each Fund may invest all of its investable assets in another open-end investment company with the same investment objective and restrictions (such as its corresponding
Portfolio). References below to a Portfolio's investment restrictions also include the corresponding Fund's investment restrictions.

   The Portfolio for The Pierpont Money Market Fund may not (i) acquire any illiquid securities if as a result more than 10% of the market value of its total assets would be in investments which are illiquid, (ii) enter into reverse repurchase agreements exceeding one-third of the market value of its total assets, less certain liabilities, (iii) borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to 10% of the value of the Portfolio's total assets, taken at cost at the time of borrowing, or purchase securities while borrowings exceed 5% of its total assets; or mortgage, pledge or hypothecate any assets except in connection with any such borrowings in amounts up to 10% of the value of the Portfolio's net assets at the time of borrowing (the "10% Emergency Borrowing Restriction"), or (iv) invest more than 25% of its assets in any one industry, except there is no percentage limitation with respect to investments in U.S. Government securities, negotiable certificates of deposit, time deposits, and bankers' acceptances of U.S. branches of U.S. banks.

   The Portfolio for The Pierpont Treasury Money Market Fund may not (i) enter into reverse repurchase agreements which together with any other borrowings exceed one-third of the market value of its total assets, less certain liabilities, or (ii) borrow money (not including reverse repurchase agreements), except from banks for temporary or extraordinary or emergency purposes and then only in amounts up to 10% of the value of its total assets, taken at cost at the time of borrowing (and provided that such borrowings and reverse repurchase agreements do not exceed in the aggregate one-third of the market value of the Portfolio's total assets less liabilities other than the obligations represented by the bank borrowings and reverse repurchase agreements), or purchase securities while borrowings exceed 5% of its total assets; or mortgage, pledge or hypothecate any assets except in connection with any such borrowings in amounts up to 10% of the value of the Portfolio's net assets at the time of borrowing, or (iii) make loans, except through purchasing or holding debt obligations, repurchase agreements, or loans of portfolio securities in accordance with the Portfolio's investment objective and policies.

   The Portfolios for The Pierpont Tax Exempt Money Market and Tax Exempt Bond Funds are subject to the 10% Emergency Borrowing Restriction, except that borrowings may be for temporary as well as extraordinary or emergency purposes in the case of the Portfolio for The Tax Exempt Money Market Fund, and may not acquire industrial revenue bonds if as a result more than 5% of total Portfolio assets would be invested in industrial revenue bonds where payment of principal and interest is the responsibility of companies with fewer than three years of operating history.

   Each of the Portfolios for The Pierpont Short Term Bond and Diversified Funds may not (i) purchase securities or other obligations of issuers conducting their principal business activity in the same industry if the value of its investments in such industry would exceed 25% of the value of the Portfolio's total assets, except this limitation shall not apply to investments in U.S. Government securities (the "Industry Concentration Restriction"); (ii) borrow money (not including reverse repurchase agreements), except from banks for temporary or extraordinary or emergency purposes and then only in amounts up to 30% of the value of its total assets, taken at cost at the time of borrowing (and provided that such borrowings and reverse repurchase agreements do not exceed in the aggregate one-third of the market value of the Portfolio's total assets less liabilities other than the obligations represented by the bank borrowings and reverse repurchase agreements), or purchase securities while borrowings exceed 5% of its total assets; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing in amounts not to exceed 30% of the value of the Portfolio's net assets at the time of borrowing; or (iii) enter into reverse repurchase agreements and other permitted borrowings which constitute senior securities under the 1940 Act, exceeding in the aggregate one-third of the market value of the Portfolio's total assets, less certain liabilities (the "Senior Securities Restriction").

   The Portfolio for The Pierpont Bond Fund is subject to the Industry Concentration Restriction and the Senior Securities Restriction and may not borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to 30% of the value of the Portfolio's total assets taken at cost at the time of borrowing and except in connection with reverse repurchase agreements or purchase securities while borrowings, including reverse repurchase agreements, exceed 5% of its total assets; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing in amounts up to 30% of the value of the Portfolio's net assets at the time of borrowing.

   The Portfolios for The Pierpont Equity and Capital Appreciation Funds are subject to the 10% Emergency Borrowing Restriction, the Industry Concentration Restriction and may not purchase securities of any issuer if, as a result of the purchase, more than 5% of total Portfolio assets would be invested in securities of companies with fewer than three years of operating history (including predecessors).

   The Portfolio for The Pierpont International Equity Fund is subject to the Industry Concentration Restriction and the Senior Securities Restriction. In addition, the Portfolio may not borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to 30% of the value of the Portfolio's net assets at the time of borrowing, and except in connection with reverse repurchase agreements and then only in amounts up to 33 1/3% of the value of the Portfolio's net assets; or purchase securities while borrowings, including reverse repurchase agreements, exceed 5% of its total assets; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 30% of the value of the Portfolio's net assets at the time of such borrowing.

   The Portfolio for The Pierpont Emerging Markets Equity Fund is subject to the Industry Concentration Restriction and may not (i) borrow money except that the Portfolio may (a) borrow money from banks for temporary or emergency purposes (not for leveraging purposes) and (b) enter into reverse repurchase agreements for any purpose, provided that (a) and (b) in total do not exceed one-third of the Portfolio's total assets less liabilities (other than borrowings), or (ii) issue senior securities except as permitted by the 1940 Act or any rule, order or interpretation thereunder.

   For a more detailed discussion of the above investment restrictions, as well as a description of certain other investment restrictions, see Investment
Restrictions and Additional Information in the Statement of Additional Information.

MANAGEMENT OF THE TRUST AND THE PORTFOLIOS

   TRUSTEES. Pursuant to the Declarations of Trust for the Trust and for each Portfolio, the Trustees decide upon matters of general policy and review the actions of the Advisor and other service providers. The Trustees of the Trust and of each Portfolio are identified below.

Frederick S. Addy     Former Executive Vice
                       President and Chief
                       Financial Officer,
                       Amoco Corporation

William G. Burns      Former Vice Chairman
                       of the Board and
                       Chief Financial
                       Officer, NYNEX
                       Corporation

Arthur C.             Former Senior Vice
 Eschenlauer           President, Morgan
                       Guaranty Trust
                       Company of New York

Matthew Healey        Chairman and Chief
                       Executive Officer;
                       Chairman, Pierpont
                       Group, Inc.

Michael P. Mallardi   Senior Vice President,
                       Capital Cities/ABC,
                       Inc., President,
                       Broadcast Group

   A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of the Trust, each Portfolio and The JPM Institutional Funds, up to and including creating a separate board of trustees. See Trustees and Officers in the Statement of Additional Information for more information about the Trustees and Officers of the Funds and the Portfolios.

   Each of the Portfolios and the Trust have entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolios' and the Trust's affairs. The fees to be paid under the agreements approximate the reasonable cost of Pierpont Group, Inc. in providing these services. Pierpont Group, Inc. was organized in 1989 at the request of the Trustees of The Pierpont Family of Funds for the purpose of providing these services at cost to these funds. See Trustees and Officers in the Statement of Additional Information. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.

   ADVISOR. None of the Funds has retained the services of an investment adviser because each Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio. Each Portfolio has retained the services of Morgan Guaranty as Investment Advisor. Morgan Guaranty, with principal offices at 60 Wall Street,

New York, New York 10260, is a New York trust company which conducts a general banking and trust business. It is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), a bank holding company organized under the laws of Delaware. Through offices in New York City and abroad, J.P. Morgan, through the Advisor and other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients with combined assets under management of over $165 billion (of which the Advisor advises over $26 billion). Morgan Guaranty provides investment advice and portfolio management services to each Portfolio. Subject to the supervision of each Portfolio's Trustees, Morgan Guaranty makes each Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each Portfolio's investments. See Investment Advisor in the Statement of Additional Information. Morgan Guaranty also provides certain accounting and operations services to the Funds and the Portfolios, including services related to Portfolio and Fund tax returns, Portfolio and Fund financial reports, computing Fund dividends and net asset value per share and keeping the Funds' books of account. Morgan Guaranty also provides shareholder services to shareholders of the Funds. See Shareholder Servicing below.

   Morgan Guaranty uses a sophisticated, disciplined, collaborative process for managing all asset classes. For fixed income portfolios, this process focuses on the systematic analysis of real interest rates, sector diversification, quantitative and credit analysis, and, for foreign fixed income securities, country selection. Morgan Guaranty has managed portfolios of domestic fixed income securities on behalf of its clients for over 60 years. The portfolio managers making investments in income securities work in conjunction with fixed income, credit, capital market and economic research analysts, as well as traders and administrative officers.

   For equity portfolios, this process utilizes research, systematic stock selection, disciplined portfolio construction and, in the case of foreign equities, country exposure and currency management. Morgan Guaranty has managed portfolios of U.S. equity securities on behalf of its clients for over 40 years, equity securities of small U.S. companies since the 1960s, international equity securities since 1974 and emerging markets equity securities since 1990. The portfolio managers making investments in domestic, international or emerging markets equity securities work in conjunction with Morgan Guaranty's equity analysts, as well as capital market, credit and economic research analysts, traders and administrative officers, its offices around the globe. The U.S. equity analysts each cover a different industry, following both the small and large companies in their respective industries and currently monitor universes of 700 predominately large and medium-sized and 300 small companies. The international equity analysts, located in London, Tokyo, Singapore and Melbourne, each cover a different industry, monitoring a universe of nearly 1,000 non-U.S. companies. The emerging markets research analysts, located in New York, London and Singapore, each cover a different industry, monitoring a universe of approximately 900 companies in emerging markets countries.

   The following persons are primarily responsible for the day-to-day management and implementation of Morgan Guaranty's process for the respective Portfolios or their predecessor entities (the inception date of each person's responsibility for a Portfolio (or its predecessor) and his or her business experience for the past five years is indicated parenthetically): The Pierpont Money Market Fund:
Robert R. Johnson, Vice President (since June, 1988, employed by Morgan Guaranty since prior to 1991) and Daniel B. Mulvey, Vice President (since January, 1995, employed by Morgan Guaranty since September, 1991, previously securities trader, Equitable Life Insurance Co.); The Pierpont Tax Exempt Money Market Fund: Daniel
B. Mulvey, Vice President (since August, 1995, employed by Morgan Guaranty since September, 1991) and Elizabeth A. Augustin, Vice President (since January, 1992, employed by Morgan Guaranty since prior to 1991); The Pierpont Treasury Money Market Fund: James A. Hayes, Vice President (since January, 1993, employed by Morgan Guaranty since prior to 1991) and Robert R. Johnson, Vice President (since January, 1993, employed by Morgan Guaranty since prior to 1991); The Pierpont Short Term Bond Fund: Connie J. Plaehn, Vice President (since July, 1993, employed by Morgan Guaranty since prior to 1991) and William G. Tennille, Vice President (since January, 1994, employed by Morgan Guaranty since March, 1992, previously Managing Director, Manufacturers Hanover Trust Company); The Pierpont Bond Fund: William G. Tennille, Vice President (since January, 1994, employed by Morgan Guaranty since March, 1992, previously Managing Director, Manufacturers Hanover Trust Company) and Connie J. Plaehn, Vice President (since January, 1994, employed by Morgan Guaranty since prior to 1991); The Pierpont Tax Exempt Bond Fund: Elbridge T. Gerry, III, Vice President (since February, 1992, employed by Morgan Guaranty since prior to 1991) and Elizabeth A. Augustin, Vice President (since January, 1992, employed by Morgan Guaranty since prior to 1991); The Pierpont Equity Fund: William B. Petersen, Managing Director (since February, 1993, employed by Morgan Guaranty since prior to 1991) and Wil-liam M. Riegel, Jr., Vice President (since February, 1993, employed by Morgan Guaranty since prior to 1991); The Pierpont Capital Appreciation Fund: James B. Otness, Managing Director (since February, 1993, employed by Morgan Guaranty since prior to 1991) and Fred W. Kittler, Vice President (since February, 1993, employed by Morgan Guaranty since prior to 1991); The Pierpont International Equity Fund: Paul A. Quinsee, Vice President (since April, 1993, employed by Morgan Guaranty since February, 1992, previously Vice President, Citibank) and Thomas P. Madsen, Managing Director (since April, 1993, employed by Morgan Guaranty since prior to 1991); The Pierpont Emerging Markets Equity Fund:
Douglas J. Dooley, Managing Director (since November, 1993, employed by Morgan Guaranty since prior to 1991) and Satyen Mehta, Vice President (since November, 1993, employed by Morgan Guaranty since prior to 1991); and The Pierpont Diversified Fund: Gerald H. Osterberg, Vice President (since July, 1993, employed by Morgan Guaranty since prior to 1991), and John M. Devlin, Vice President (since December, 1993, employed by Morgan Guaranty since prior to
1991).

   As compensation for the services rendered and related expenses borne by Morgan Guaranty under the Investment Advisory Agreement with each Portfolio, the Portfolios have agreed to pay Morgan Guaranty a fee, which is computed daily and may be paid monthly, equal to the following annual rates of each Portfolio's average daily net assets: the Portfolios for The Pierpont Money Market, The Pierpont Tax Exempt Money Market, and The Pierpont Treasury Money Market Funds, 0.20% of net assets up to $1 billion, and 0.10% of net assets in excess of $1 billion; the Portfolio for The Pierpont Short Term Bond Fund, 0.25%; the Portfolio for The Pierpont Bond and The Pierpont Tax Exempt Bond Funds, 0.30%; the Portfolio for The Pierpont Equity Fund, 0.40%; the Portfolios for The Pierpont Capital Appreciation and The Pierpont International Equity Funds, 0.60%; the Portfolio for The Pierpont Emerging Markets Equity Fund, 1.00%; and the Portfolio for The Pierpont Diversified Fund, 0.55%. While the advisory fee for the Portfolio for The Pierpont Emerging Markets Equity Fund is higher than that of most investment companies, it is similar to the advisory fees of other emerging markets funds.

   Under separate agreements, Morgan Guaranty also provides financial, fund accounting and administrative services to the Trust and each Portfolio and shareholder services to shareholders of the Funds. See Administrative Services Agent and Shareholder Servicing below. INVESTMENTS IN THE PIERPONT FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, MORGAN GUARANTY TRUST COMPANY OF NEW YORK OR ANY OTHER BANK.

   ADMINISTRATOR AND DISTRIBUTOR. Under Administration Agreements with the Trust and each Portfolio, Signature Broker-Dealer Services, Inc. ("SBDS") serves as the Administrator for the Trust and the Portfolios. In this capacity, SBDS administers and manages all aspects of the Funds' and the Portfolios' day-to-day operations subject to the supervision of the Trustees, except as set forth under Advisor, Administrative Services Agent, Custodian and Shareholder Servicing. In connection with its responsibilities as Administrator, SBDS (i) furnishes ordinary clerical and related services for day-to-day operations including certain recordkeeping responsibilities; (ii) takes responsibility for compliance with all applicable federal and state securities and other regulatory requirements; (iii) is responsible for the registration of sufficient Fund shares under federal and state securities laws; (iv) takes responsibility for monitoring each Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"); and (v) performs such administrative and managerial oversight of the activities of the Trust's and the Portfolios' custodian and transfer agent as the Trustees may direct from time to time.

   Under the Trust's and the Portfolios' Administration Agreements with SBDS, each Fund and Portfolio has agreed to pay SBDS a fee equal to its proportionate share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Portfolios and the other portfolios (collectively the "Master Portfolios") in which series of the Trust, The JPM Institutional Funds or The JPM Advisor Funds invest. This charge is calculated in accordance with the following annual schedule: 0.03% on the first $7 billion of the Master Portfolios' aggregate average daily net assets, and 0.01% of the Master Portfolios' aggregate average daily net assets in excess of $7 billion. The portion of this charge payable by each Fund or Portfolio is determined by the proportionate share that its net assets bear to the total net assets of the Trust, The JPM Institutional Funds, The JPM Advisor Funds and the Master Portfolios.

   SBDS, a registered broker-dealer, also serves as the Distributor of shares of the Funds and the exclusive placement agent for the Portfolios. SBDS is a wholly owned subsidiary of Signature. Signature and its affiliates currently provide administration and distribution services for a number of registered investment companies through offices located in Boston, New York, London, Toronto and George Town, Grand Cayman.

   ADMINISTRATIVE SERVICES AGENT. Under Administrative Services Agreements with the Trust and each Portfolio, Morgan Guaranty is responsible for certain financial, fund accounting and administrative services provided to the Trust and each Portfolio, including services related to Portfolio and Fund tax returns, Portfolio and Fund financial reports, computing Fund dividends and net asset
value  per   share   and  keeping   the   Trust's  books   of   account.   Under
these agreements, each Fund and Portfolio has agreed to pay Morgan Guaranty a fee equal to its proportionate share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following annual schedule: 0.06% on the first $7 billion of the Master Portfolios' aggregate average daily net assets, and 0.03% of the Master Portfolios' aggregate average daily net assets in excess of $7 billion. The portion of this charge payable by each Fund or Portfolio is determined by the proportionate share that its net assets bear to the total net assets of the Trust, The JPM Institutional Funds, The JPM Advisor Funds, the Master Portfolios and other investors in the Master Portfolios for which Morgan Guaranty provides similar services. Under the terms of the agreements, Morgan Guaranty may delegate one or more of its responsibilities to other entities, at Morgan Guaranty's expense.

   CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101, serves as the Funds' and the Portfolios' Custodian and Transfer and Dividend Disbursing Agent.

   EXPENSES. In addition to the fees payable to Morgan Guaranty, SBDS and Pierpont Group, Inc. under the various agreements discussed under Trustees, Advisor, Administrator and Distributor and Administrative Services Agent above and Shareholder Servicing below, the Funds and the Portfolios are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, and extraordinary expenses applicable to a Fund or Portfolio. For each Fund, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and registration fees under state securities laws. For each Portfolio, such expenses also include applicable registration fees under foreign securities laws, custodian fees and brokerage expenses.

   Morgan Guaranty has agreed that it will reimburse each of the following Funds through at least the indicated date to the extent necessary to maintain such Fund's total operating expenses (which includes expenses of the Fund and its corresponding Portfolio) at the following percentage of such Fund's average daily net assets:

                     EXPENSE
      FUND             CAP             DATE
-----------------  -----------  -------------------
The Pierpont
 Treasury Money
 Market Fund.....       0.40%   February 28, 1997
The Pierpont
 Short Term Bond
 Fund............       0.67%   February 28, 1997
The Pierpont
 Capital
 Appreciation
 Fund............       0.90%   September 30, 1996
The Pierpont
 Emerging Markets
 Equity Fund.....       1.88%   February 29, 1996
The Pierpont
 Diversified
 Fund............       0.98%   October 31, 1996

   These limits on certain expenses do not cover extraordinary increases in these expenses during the period and no longer apply in the event of a precipitous decline in assets due to unforeseen circumstances. There is no assurance that Morgan Guaranty will continue waivers beyond the specified periods, except as required by the following sentence. Morgan Guaranty has agreed to waive fees as necessary if in any fiscal year the sum of any Fund's expenses exceeds the limits set by applicable regulations of state securities commissions. Such annual limits are currently 2.5% of the first $30 million of average net assets, 2% of the next $70 million of such net assets and 1.5% of such net assets in excess of $100 million for any fiscal year.

SHAREHOLDER SERVICING

   Each Fund has entered into a Shareholder Servicing Agreement with Morgan Guaranty pursuant to which Morgan Guaranty acts as shareholder servicing agent for its customers and other Fund investors who are customers of an eligible institution which is a customer of Morgan Guaranty (an "Eligible Institution").

   Each Fund has agreed to pay Morgan Guaranty for these services at the following annual rates (expressed as a percentage of the average daily net asset value of Fund shares owned by or for shareholders for whom Morgan Guaranty is acting as shareholder servicing agent):

FUND                      FEE
------------------------  ------------------------
Money Market,             0.15% of average daily
Treasury Money Market,    net assets up to $2
and Tax Exempt Money      billion; 0.10%
Market                    thereafter
Short Term Bond,          0.20% of average daily
Bond, and                 net assets
Tax Exempt Bond
Equity,                   0.25% of average daily
Capital Appreciation,     net assets
International Equity,
Emerging Markets
Equity, and
Diversified

   Under the terms of the Shareholder Servicing Agreement with each Fund, Morgan Guaranty may delegate one or more of its responsibilities to other entities at Morgan Guaranty's expense.
   Shareholders should address all inquiries to Pierpont Shareholder Services, Morgan Guaranty Trust Company of New York, 522 5th Avenue, New York, New York 10036 or call (800) 521-5411.

   The business days of each Fund and its corresponding Portfolio are the days the New York Stock Exchange is open.

PURCHASE OF SHARES

   METHOD OF PURCHASE. Investors may open accounts with a Fund only through the Distributor. All purchase transactions in Fund accounts are processed by Morgan Guaranty as shareholder servicing agent and the Funds are authorized to accept any instructions relating to a Fund account from Morgan Guaranty as shareholder servicing agent for the customer. All purchase orders must be accepted by the Fund's Distributor. Investors must be customers of Morgan Guaranty or an Eligible Institution. Investors may also be employer-sponsored retirement plans that have designated the Funds as investment options for the plans. Prospective investors who are not already customers of Morgan Guaranty may apply to become customers of Morgan Guaranty for the sole purpose of Fund transactions. There are no charges associated with becoming a Morgan Guaranty customer for this purpose. Morgan Guaranty reserves the right to determine the customers that it will accept, and the Trust reserves the right to determine the purchase orders that it will accept.

   Each of The Pierpont Funds requires the minimum initial investment shown below and a minimum subsequent investment of $5,000:

                                       INITIAL
FUND                                 INVESTMENT
-----------------------------------  -----------
The Pierpont Money Market Fund.....   $  25,000
The Pierpont Tax Exempt Money
 Market Fund.......................   $  25,000
The Pierpont Treasury Money Market
 Fund..............................   $  25,000
The Pierpont Short Term Bond
 Fund..............................   $ 100,000
The Pierpont Bond Fund.............   $ 100,000

                                       INITIAL
FUND                                 INVESTMENT
-----------------------------------  -----------
The Pierpont Tax Exempt Bond
 Fund..............................   $ 100,000
The Pierpont Equity Fund...........   $ 100,000
The Pierpont Capital Appreciation
 Fund..............................   $ 100,000
The Pierpont International Equity
 Fund..............................   $ 100,000
The Pierpont Emerging Markets
 Equity Fund.......................   $ 100,000
The Pierpont Diversified Fund......   $ 100,000

   For investors who were shareholders of a Pierpont Fund as of September 29, 1995, the minimum initial investment in any other Pierpont Fund is $10,000. These minimum investment requirements may be waived for investors for whom the Advisor is a fiduciary or who are employees of the Advisor, or who maintain related accounts with the Funds or the Advisor or maintain investments in the Funds (other than the money market funds) when such accounts and/or investments total $500,000 or more.

   For investors such as investment advisors, trust companies and financial advisors who make investments for a group of clients, the minimum investment in any Fund (other than the money market funds) is (i) $100,000 per individual client or (ii) $250,000 for an aggregated purchase order for more than one client. An employer-sponsored retirement plan opening an account in any Fund (other than the money market funds) will be required to attain a minimum balance of $250,000 within thirteen months of opening the account.

   PURCHASE PRICE AND SETTLEMENT. Each Fund's shares are sold on a continuous basis without a sales charge at the net asset value per share next determined after receipt of an order. Prospective investors may purchase shares with the assistance of an Eligible Institution that may establish its own terms, conditions and charges.

   THE PIERPONT MONEY MARKET, TAX EXEMPT MONEY MARKET, AND TREASURY MONEY MARKET FUNDS. To purchase shares in The Pierpont Money Market Fund, The Pierpont Tax Exempt Money Market Fund or The Pierpont Treasury Money Market Fund, investors should request their Morgan Guaranty representative (or a representative of their Eligible Institution) to assist them in placing a purchase order with the Fund's Distributor and to transfer immediately available funds to the Fund's Distributor on the same day. Any shareholder may also call Pierpont Shareholder Services at (800) 521-5411 for assistance with placing an order for Fund shares. Immediately available funds must be received by 3:00 P.M. New York time on a business day in the case of The Pierpont Money Market and The Pierpont Treasury Money Market Funds, and by 11:00 A.M. New York time on a business day in the case of The Pierpont Tax Exempt Money Market Fund, for the purchase to be effective and dividends to be earned on the same day. None of The Pierpont Money Market Fund, The Pierpont Treasury Money Market Fund, or The Pierpont Tax Exempt Money Market Fund accepts orders after the indicated time. If funds are received after that time fo r any reason, including that the day is a Federal Reserve holiday, the purchase is not effective and dividends are not earned until the next business day.

   THE PIERPONT SHORT TERM BOND, BOND AND TAX EXEMPT BOND FUNDS. To purchase shares in The Pierpont Short Term Bond Fund, The Pierpont Bond Fund and The Pierpont Tax Exempt Bond Fund, investors should request their Morgan Guaranty representative (or a representative of their Eligible Institution) to assist them in placing a purchase order with the Fund's Distributor. Any shareholder may also call Pierpont Shareholder Services at (800) 521-5411 for assistance with placing an order for Fund shares. If the Fund receives a purchase order prior to 4:00 P.M. New York time on any business day, the purchase of Fund shares is effective and is made at the net asset value determined that day. If the Fund receives a purchase order after 4:00 P.M. New York time, the purchase is effective and is made at net asset value determined on the next business day. All purchase orders for Fund shares must be accompanied by instructions to Morgan Guaranty (or an Eligible Institution) to transfer immediately available funds to the Funds' Distributor on settlement date. The settlement date is generally the business day after the purchase is effective. The purchaser will begin to receive the daily dividends on the settlement date. See Dividends and Distributions.

   THE PIERPONT EQUITY, CAPITAL APPRECIATION, INTERNATIONAL EQUITY, EMERGING MARKETS EQUITY AND DIVERSIFIED FUNDS. To purchase shares in The Pierpont Equity Fund, The Pierpont Capital Appreciation Fund, The Pierpont International Equity Fund, The Pierpont Emerging Markets Equity Fund and The Pierpont Diversified Fund, investors should request their Morgan Guaranty representative (or a representative of their Eligible Institution) to assist them in placing a purchase order with the Fund's Distributor and to transfer immediately available funds to the Funds' Distributor on the next business day. Any shareholder may also call Pierpont Shareholder Services at (800) 521-5411 for assistance with placing an order for Fund shares. If the Fund receives a purchase order prior to 4:00 P.M. New York time on any business day, the purchase of Fund shares is effective and is made at the net asset value determined that day, and the purchaser generally becomes a holder of record on the next business day upon the Fund's receipt of payment. If the Fund receives a purchase order after 4:00 P.M. New York time, the purchase is effective and is made at the net asset value determined on the next business day, and the purchaser becomes a holder of record on the following business day upon the Fund's receipt of payment.

   ELIGIBLE INSTITUTIONS. The services provided by Eligible Institutions may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Eligible Institution, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan Guaranty or the Eligible Institution's clients may reasonably request and agree upon with the Eligible Institution. Eligible Institutions may separately establish their own terms, conditions and charges for providing the aforementioned services and for providing other services.

REDEMPTION OF SHARES

   METHOD OF REDEMPTION. To redeem shares in any of The Pierpont Funds, an investor may instruct Morgan Guaranty or his or her Eligible Institution, as appropriate, to submit a redemption request to the appropriate Fund or may telephone Pierpont Shareholder Services directly at (800) 521-5411 and give the Shareholder Service Representative a preassigned shareholder Personal Identification Number and the amount of the redemption. Each Fund executes effective redemption requests at the next determined net asset value per share. See Net Asset Value. See Additional Information below for an explanation of the telephone redemption policy of The Pierpont Funds.

   THE PIERPONT MONEY MARKET, TAX EXEMPT MONEY MARKET, AND TREASURY MONEY MARKET FUNDS. A redemption request received on a business day prior to 1:00 P.M. New York time in the case of The Pierpont Money Market Fund or The Pierpont Treasury Money Market Fund, and prior to 11:00 A.M. New York time in the case of The Pierpont Tax Exempt Money Market Fund, is effective on that day. A redemption request received after that time becomes effective on the next day. Proceeds of an effective redemption are generally deposited the same day in immediately available funds to the shareholder's account at Morgan Guaranty or at his Eligible Institution or, in the case of certain Morgan Guaranty customers, are mailed by check in accordance with the customer's instructions. If a redemption request becomes effective on a day when the New York Stock Exchange is open but which is a Federal Reserve holiday, the proceeds are paid the next business day. See Further Redemption Information.

   THE PIERPONT SHORT TERM BOND, BOND AND TAX EXEMPT BOND FUNDS. A redemption request received by The Pierpont Short Term Bond Fund, The Pierpont Bond Fund or The Pierpont Tax Exempt Bond Fund prior to 4:00 P.M. New York time is effective on that day. A redemption request received after that time becomes effective on the next business day. Proceeds of an effective redemption are deposited on settlement date in immediately available funds to the shareholder's account at Morgan Guaranty or at his or her Eligible Institution or, in the case of certain Morgan Guaranty customers, are mailed by check or wire transferred in accordance with the customer's instructions. The redeemer will continue to receive dividends on these shares through the day before the settlement date. Settlement date is generally the next business day after a redemption is effective and, subject to Further Redemption Information below, in any event is within seven days. See Dividends and Distributions.

   THE PIERPONT  EQUITY, CAPITAL  APPRECIATION, INTERNATIONAL  EQUITY,  EMERGING
MARKETS EQUITY AND DIVERSIFIED FUNDS. A redemption request received by The Pierpont Equity Fund, The Pierpont Capital Appreciation Fund, The Pierpont International Equity Fund, The Pierpont Emerging Markets Equity Fund or The Pierpont Diversified Fund prior to 4:00 P.M. New York time is effective on that day. A redemption request received after that time becomes effective on the next business day. Proceeds of an effective redemption are generally deposited the next business day in immediately available funds to the shareholder's account at Morgan Guaranty or at his Eligible Institution or, in the case of certain Morgan Guaranty customers, are mailed by check or wire transferred in accordance with the customer's instructions, and, subject to Further Redemption Information below, in any event are paid within seven days.

   MANDATORY REDEMPTION BY THE FUND. If the value of a shareholder's holdings in any of The Pierpont Funds falls below the applicable minimum investment amount for more than 30 days because of a redemption of shares, the shareholder's remaining shares may be redeemed by the Fund 60 days after written notice to the shareholder unless the account is increased to the minimum investment amount or more.

   FURTHER REDEMPTION INFORMATION. Investors should be aware that redemptions from The Pierpont Funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, The Pierpont Funds must have received the shareholder's taxpayer identification number and address. As discussed under Taxes below, The Pierpont Funds may be required to impose "back-up" withholding of federal income tax on dividends, distributions and redemption proceeds when non-corporate investors have not provided a certified taxpayer identification number. In addition, if a shareholder sends a check for the purchase of Fund shares and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days.

   Each of The Pierpont Funds reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption for up to seven days and for such other periods as the 1940 Act or the Securities and Exchange Commission may permit. See Redemption of Shares in the Statement of Additional Information.

EXCHANGE OF SHARES

   An investor may exchange shares from any of The Pierpont Funds into any other Pierpont Fund or JPM Institutional Fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least each of those fund's minimum investment amount. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. See Purchase of Shares and Redemption of Shares in this Prospectus and in the prospectuses for The JPM Institutional Funds. See also Additional Information below for an explanation of the telephone exchange policy of The Pierpont Funds.

   Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Each fund reserves the right to discontinue, alter or limit its exchange privilege at any time. For investors in certain states, state securities laws may restrict the availability of the exchange privilege.

DIVIDENDS AND DISTRIBUTIONS

   THE PIERPONT MONEY MARKET, TAX EXEMPT MONEY MARKET AND TREASURY MONEY MARKET FUNDS. In the case of The Pierpont Money Market Fund, The Pierpont Tax Exempt Money Market Fund and The Pierpont Treasury Money Market Fund, all of each Fund's net investment income is declared as a dividend daily and paid monthly. If an investor's shares are redeemed during a month, accrued but unpaid dividends are paid with the redemption proceeds. The net investment income of each Fund for dividend purposes consists of its pro rata share of the net income of the corresponding Portfolio less the Fund's expenses. Dividends and distributions are payable to shareholders of record at the time of declaration. The net investment income of The Pierpont Money Market Fund, The Pierpont Tax Exempt Money Market Fund and The Pierpont Treasury Money Market Fund for each business day is determined immediately prior to the determination of net asset value. Net investment income for other days is determined at the time net asset value is determined on the prior business day. Shares of The Pierpont Money Market Fund, The Pierpont Tax Exempt Money Market Fund and The Pierpont Treasury Money Market Fund earn dividends on the business day their purchase is effective, but not on the business day redemption proceeds are paid. See Purchase of Shares and Redemption of Shares.

   Substantially all the realized net capital gains, if any, of The Pierpont Money Market Fund, The Pierpont Tax Exempt Money Market Fund, and The Pierpont Treasury Money Market Fund are declared and paid on an annual basis, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on a Fund.

   THE PIERPONT SHORT TERM BOND, BOND AND TAX EXEMPT BOND FUNDS. Each of The Pierpont Short Term Bond Fund, The Pierpont Bond Fund and The Pierpont Tax Exempt Bond Fund intends to distribute substantially all of its net investment income. The net investment income of each Fund is declared as a dividend daily immediately prior to the determination of the net asset value of the Fund on that day and paid monthly. If an investor's shares are redeemed during a month, accrued but unpaid dividends are paid with the redemption proceeds. The net investment income of each Fund for dividend purposes consists of its pro rata share of the net income of the corresponding Portfolio less the Fund's expenses. Expenses of each Fund and Portfolio, including the fees payable to Morgan Guaranty, are accrued daily. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding as of the settlement date of a purchase order to the settlement date of a redemption order.

   Substantially all the realized net capital gains of The Pierpont Short Term Bond Fund, The Pierpont Bond Fund and The Pierpont Tax Exempt Bond Fund are declared and paid on an annual basis, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on a Fund.

   THE PIERPONT EQUITY, CAPITAL APPRECIATION, INTERNATIONAL EQUITY, EMERGING MARKETS EQUITY AND DIVERSIFIED FUNDS. Dividends consisting of substantially all the Fund's net investment income, if any, are declared and paid twice a year for The Pierpont Equity, The Pierpont Capital Appreciation and The Pierpont Diversified Funds and annually for The Pierpont International Equity and The Pierpont Emerging Markets Equity Funds. These Funds may also declare an additional dividend of net investment income in a given year to the extent necessary to avoid the imposition of federal excise tax on the Funds. Substantially all the realized net capital gains for these Funds are declared and paid on an annual basis, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on a Fund. Declared dividends and distributions are payable to shareholders of record on the record date.

   Dividends and capital gains distributions paid for each of The Pierpont Funds are automatically reinvested in additional shares of the same Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan Guaranty or at his Eligible Institution or, in the case of certain Morgan Guaranty customers, are mailed by check in accordance with the customer's instructions. The Pierpont Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

NET ASSET VALUE

   Net asset value per share for each Fund is determined by subtracting from the value of the Fund's total assets (i.e., the value of its investment in its corresponding Portfolio and other assets) the amount of its liabilities and dividing the remainder by the number of its outstanding shares, rounded to the nearest cent. Expenses, including the fees payable to Morgan Guaranty, are accrued daily. Each of the Portfolios for The Pierpont Money Market, Tax Exempt Money Market and Treasury Money Market Funds value all portfolio securities by the amortized cost method. This method attempts to maintain for each of these Funds a constant net asset value per share of $1.00. No assurances can be given that this goal can be attained. See Net Asset Value in the Statement of Additional Information for more information on valuation of portfolio securities for these Portfolios.

   Each of The Pierpont Funds computes its net asset value once daily on Monday through Friday, except that the net asset value is not computed for a Fund on a day in which no orders to purchase or redeem Fund shares have been received or on the holidays listed under Net Asset Value in the Statement of Additional Information. The Pierpont Funds compute net asset value as follows, New York time: The Pierpont Money Market Fund, The Pierpont Tax Exempt Money Market Fund, The Pierpont Treasury Money Market Fund, The Pierpont International Equity Fund and The Pierpont Emerging Markets Equity Fund, 4:00 P.M.; The Pierpont Tax Exempt Bond Fund, The Pierpont Short Term Bond Fund, The Pierpont Bond, The Pierpont Equity Fund, The Pierpont Capital Appreciation Fund and The Pierpont Diversified Fund, 4:15 P.M.

ORGANIZATION

   The Trust was organized on November 4, 1992 as an unincorporated business trust under Massachusetts law and is an entity commonly known as a "Massachusetts business trust." The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series. To date, shares of twelve series have been authorized and are available for sale to the public. Shares of The Pierpont New York Total Return Bond Fund are described in, and offered pursuant to, a separate prospectus. The Pierpont New York Total Return Bond Fund is described in, and offered pursuant to, a separate prospectus. No series of shares has any preference over any other series of shares. See Massachusetts Trust in the Statement of Additional Information.

   The Declaration of Trust for the Trust provides that no Trustee, shareholder, officer, employee, or agent of any Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of any Fund, but that the Trust property only shall be liable.

   Shareholders of each Fund are entitled to one vote for each share and to the appropriate fractional vote for each fractional share. There is no cumulative voting. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable by each Fund. The Trust has adopted a policy of not issuing share certificates. The Trust does not intend to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Declaration of Trust. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of ten percent of Trust shares and will assist shareholders in communicating with each other as prescribed in Section 16(c) of the 1940 Act. For further organization information, including certain shareholder rights, see Description of Shares in the Statement of Additional Information.

   Each Portfolio in which all of the assets of each corresponding Fund are invested is organized as a trust under the laws of the State of New York. Each Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither a Fund nor its shareholders will be adversely affected by reason of a Fund's investing in a Portfolio.

TAXES

   The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Prospectus. These laws and regulations are subject to change by legislative or administrative action. Investors are urged to consult their own tax advisors with respect to specific questions as to federal taxes and with respect to the applicability of state or local taxes. See Taxes in the Statement of Additional Information. Annual statements as to the current federal tax status of distributions, if applicable, are mailed to shareholders after the end of the taxable year for the Funds.

   The Trust intends to qualify each of the Funds as a separate regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund should not be subject to federal income taxes or federal excise taxes if all of its net investment income and capital gains less any available capital loss carryforwards are distributed to shareholders within allowable time limits. Each Portfolio intends to qualify as an association treated as a partnership for federal income tax purposes. As such, each Portfolio should not be subject to tax. Each Fund's status as a regulated investment company is dependent on, among other things, the corresponding Portfolio's continued qualification as a partnership for federal income tax purposes.

   If a correct and certified taxpayer identification number is not on file, a Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.

   THE PIERPONT MONEY MARKET FUND; THE PIERPONT TREASURY MONEY MARKET FUND; THE PIERPONT SHORT TERM BOND FUND; THE PIERPONT BOND FUND; THE PIERPONT EQUITY FUND; THE PIERPONT CAPITAL APPRECIATION FUND; THE PIERPONT INTERNATIONAL EQUITY FUND; THE PIERPONT EMERGING MARKETS EQUITY FUND AND THE PIERPONT DIVERSIFIED FUND. Distributions of net investment income and realized net short-term capital gains in excess of net long-term capital losses are taxable as ordinary income to shareholders of The Pierpont Money Market Fund, The Pierpont Treasury Money Market Fund, The Pierpont Short Term Bond Fund, The Pierpont Bond Fund, The Pierpont Equity Fund, The Pierpont Capital Appreciation Fund, The Pierpont International Equity Fund, The Pierpont Emerging Markets Equity Fund and The Pierpont Diversified Fund, whether such distributions are taken in cash or reinvested in additional shares. Distributions of this type to corporate shareholders of The Pierpont Money Market Fund, The Pierpont Treasury Money Market Fund, The Pierpont Short Term Bond Fund and The Pierpont Bond Fund are not eligible for the dividends-received deduction; however, The Pierpont Equity, The Pierpont Capital Appreciation and The Pierpont Diversified Funds expect a portion of these distributions to corporate shareholders to be eligible for the dividends-received deduction. Distributions of this type to corporate shareholders of The Pierpont International Equity and The Pierpont Emerging Markets Equity Funds will not qualify for the dividends-re-ceived deduction because the income of these Funds will not consist of dividends paid by United States corporations.

   Distributions of net long-term capital gains in excess of net short-term capital losses are taxable to shareholders of each of these Funds as long-term capital gains regardless of how long a shareholder has held shares in the Fund and regardless of whether taken in cash or reinvested in additional shares. Long-term capital gains distributions to corporate shareholders are not eligible for the dividends-received deduction. The Pierpont Money Market Fund and The Pierpont Treasury Money Market Fund do not expect to realize long-term capital gains and thus do not contemplate paying distributions taxable to shareholders who are subject to tax as long-term capital gains.

   In the case of The Pierpont Short Term Bond Fund and The Pierpont Bond Fund any distribution of capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. In the case of The Pierpont Equity Fund, The Pierpont Capital Appreciation Fund, The Pierpont International Equity Fund, The Pierpont Emerging Markets Equity Fund and The Pierpont Diversified Fund, any distribution of net investment income or capital gains will have the same effect. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above.

   Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares.

   In the case of The Pierpont Treasury Money Market Fund, shareholders should consult their tax advisors to assess the consequences of investing in the Fund under state and local laws. Interest income derived from Treasury Securities is generally not subject to state and local personal income taxation. Most states allow a pass-through to the individual shareholders of the Fund of the tax-exempt character of this income, subject to certain restrictions, for purposes of those states' personal income taxes.

   The Pierpont International Equity Fund and The Pierpont Emerging Markets Equity Fund are subject to foreign withholding taxes with respect to income received from sources within certain foreign countries. So long as more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat any such foreign income taxes paid by it as paid directly by its shareholders. The Fund will make such an election only if it deems it to be in the best interests of its shareholders and will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If the Fund makes the election, each shareholder will be required to include in income his proportionate share of the amount of foreign income taxes paid by the Fund and will be entitled to claim either a credit (which is subject to certain limitations), or, if the shareholder itemizes deductions, a deduction for his share of the foreign income taxes in computing his federal income tax liability. (No deduction will be permitted to individuals in computing their alternative minimum tax liability.)

   THE PIERPONT TAX EXEMPT MONEY MARKET AND TAX EXEMPT BOND FUNDS. The Pierpont Tax Exempt Money Market Fund and The Pierpont Tax Exempt Bond Fund each intends to qualify to pay exempt-interest dividends to its shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax exempt securities. An exempt-interest dividend is that part of dividend distributions made by these Funds which consists of interest received by the Funds on tax exempt securities. Exempt-interest dividends received from these Funds will be treated for federal income tax purposes as tax exempt interest income. In view of the Funds' investment policies, it is expected that a substantial portion of the Funds' dividends will be exempt-interest dividends, although the Funds may from time to time realize and distribute net short-term capital gains and may invest limited amounts in taxable securities under certain circumstances. See Taxable Investments for The Pierpont Tax Exempt Funds.

   Interest on certain tax exempt municipal obligations issued after August 7, 1986 is a preference item for purposes of the alternative minimum tax applicable to individuals and corporations. Under tax regulations to be issued, the portion of an exempt-interest dividend of a regulated investment company that is allocable to these obligations will be treated as a preference item for purposes of the alternative minimum tax. The Pierpont Tax Exempt Money Market Fund and The Pierpont Tax Exempt Bond Fund have lim-ited their investments to those securities the interest on which will not be treated as preference items for purposes of the alternative minimum tax in the opinion of bond counsel for the issuer. The Pierpont Tax Exempt Money Market Fund and The Pierpont Tax Exempt Bond Fund currently have no intention of investing in obligations subject to the alternative minimum tax under normal market conditions.

   Corporations should, however, be aware that interest on all municipal securities will be included in calculating (i) adjusted current earnings for purposes of the alternative minimum tax applicable to them, (ii) the additional tax imposed on certain corporations by the Superfund Revenue Act of 1986, and
(iii) the foreign branch profits tax imposed on effectively connected earnings and profits of United States branches of foreign corporations. Furthermore, special tax provisions may apply to certain financial institutions and property and casualty insurance companies, and they should consult their tax advisors before purchasing shares of these Funds.

   Interest on indebtedness incurred or continued by a shareholder (whether a corporation or an individual) to purchase or carry shares of these Funds is not deductible. The Treasury has been given authority to issue regulations which would disallow the interest deduction if incurred to purchase or carry shares of these Funds owned by the taxpayer's spouse, minor child or entity controlled by the taxpayer. Entities or persons who are "substantial users" (or related persons) of facilities financed by tax exempt bonds should consult their tax advisors before purchasing shares of these Funds.

   Distributions of taxable net investment income, realized net short-term capital gains in excess of net long-term capital losses, and net long-term capital gains in excess of net short-term capital losses by these Funds, as well as gains or losses realized on the redemption or exchange of shares of these Funds, are generally treated as described above under the heading Taxes, The Pierpont Money Market Fund, The Pierpont Treasury Money Market Fund, The Pierpont Bond Fund, The Pierpont Short Term Bond Fund, The Pierpont Equity Fund, The Pierpont Capital Appreciation Fund, The Pierpont International Equity Fund, The Pierpont Emerging Markets Equity Fund and The Pierpont Diversified Fund. Any loss realized by a shareholder, however, upon the redemption or exchange of shares in these Funds held six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to these shares. See Taxes in the Statement of Additional Information. In addition, in the case of The Pierpont Tax Exempt Bond Fund, any distribution of capital gains will have the effect of reducing the net asset value of Fund shares as described under the same heading.

ADDITIONAL INFORMATION

   Each of The Pierpont Funds sends to its shareholders annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. Shareholders also will be sent confirmations of each purchase and redemption and monthly statements, reflecting all account activity, including dividends and any distributions reinvested in additional shares or credited as cash.

   All shareholders are given the privilege to initiate transactions automatically by telephone upon opening an account. However, an investor should be aware that a transaction authorized by telephone and reasonably believed to be genuine by the Fund, Morgan Guaranty, his Eligible Institution or the Distributor may subject the investor to risk of loss if such instruction is subsequently found not to be genuine. Each Fund will employ reasonable procedures, including requiring investors to give their Personal Identification Number and tape recording of telephone instructions, to confirm that instructions communicated from investors by telephone are genuine; if it does not, the Fund, the Shareholder Servicing Agent or a shareholder's Eligible Institution may be liable for any losses due to unauthorized or fraudulent instructions.

   The Pierpont Funds may make historical performance information available and may compare their performance to other investments, relevant indexes or appropriate industry averages, including data from Lipper Analytical Services, Inc., Morningstar Inc., Micropal Inc., Ibbotson Associates, the Dow Jones Industrial Average and other industry publications. See Investment Advisor in the Statement of Additional Information. The Pierpont Money Market Fund, The Pierpont Tax Exempt Money Market Fund, The Pierpont Treasury Money Market Fund, The Pierpont Short Term Bond Fund, The Pierpont Bond Fund and The Pierpont Tax Exempt Bond Fund may advertise "yield"; The Pierpont Money Market Fund, The Pierpont Tax Exempt Money Market Fund and The Pierpont Treasury Money Market Fund may also advertise "effective yield"; and The Pierpont Tax

Exempt Money Market Fund and The Pierpont Tax Exempt Bond Fund may also advertise "tax equivalent yield."

   In the case of The Pierpont Money Market Fund, The Pierpont Tax Exempt Money Market Fund and The Pierpont Treasury Money Market Fund, the yield refers to the net income generated by an investment in each of these Funds over a stated seven-day period. This income is then annualized--i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. In the case of The Pierpont Short Term Bond Fund, The Pierpont Bond Fund, The Pierpont Tax Exempt Bond Fund and The Pierpont Equity Fund, the yield refers to the net income generated by an investment in each of these Funds over a stated 30-day period. This income is then annualized--i.e., the amount of income generated by the investment during the 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. In the case of The Pierpont Money Market Fund, The Pierpont Tax Exempt Money Market Fund and The Pierpont Treasury Money Market Fund, the effective yield is calculated similarly to the yield for each of these Funds, but, when annualized, the income earned by an investment in each of the Funds is assumed to be reinvested; the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. In the case of The Pierpont Tax Exempt Money Market Fund and The Pierpont Tax Exempt Bond Fund, the tax equivalent yield is calculated similarly to the yield for each of these Funds, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax equivalent to each of these Funds.

   Each of the Funds may advertise "total return" and non-standardized total return data. The total return shows what an investment in each of these Funds would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. These methods of calculating yield and total return are required by regulations of the Securities and Exchange Commission. Yield and total return data similarly calculated, unless otherwise indicated, over other specified periods of time may also be used. See Performance Data in the Statement of Additional Information. All performance figures are based on historical earnings and are not intended to indicate future performance.
Performance information may be obtained by calling The Pierpont Funds' Distributor at (800) 847-9487.

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APPENDIX

   The Portfolios for each of The Pierpont Tax Exempt Bond, Bond, Short Term Bond and Diversified Funds may (a) purchase exchange traded and over-the-counter
(OTC) put and call options on fixed income securities and indexes of fixed income securities, (b) purchase and sell futures contracts on fixed income securities and indexes of fixed income securities and (c) purchase put and call options on futures contracts on fixed income securities and indexes of fixed income securities. In addition, the Portfolio for the Diversified Fund may sell (write) exchange traded and OTC put and call options on fixed income securities and indexes of fixed income securities and on futures contracts on fixed income securities and indexes of fixed income securities.

   The Portfolios for each of The Pierpont Equity, Capital Appreciation, International Equity, Emerging Markets Equity and Diversified Funds may (a) purchase exchange traded and OTC put and call options on equity securities or indexes of equity securities, (b) purchase and sell futures contracts on indexes of equity securities, and (c) purchase put and call options on futures contracts on indexes of equity securities. In addition, the Portfolios for the Emerging Markets Equity and Diversified Funds may sell (write) exchange traded and OTC put and call options on equity securities and indexes of equity securities and on futures contracts on indexes of equity securities.

   Each of these Portfolios may use futures contracts and options for hedging purposes. The Portfolios for each of The Pierpont Emerging Markets Equity and Diversified Funds may also use futures contracts and options for risk management purposes. See Risk Management in the Statement of Additional Information. None of the Portfolios may use futures contracts and options for speculation.

   Each of these Portfolios may utilize options and futures contracts to manage their exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Portfolio's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Portfolio's overall strategy in a manner deemed appropriate to the Advisor and consistent with a Portfolio's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

   The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Portfolio's return. While the use of these instruments by a Portfolio may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Portfolio's return. Certain strategies limit a Portfolio's possibilities to realize gains as well as limiting its exposure to losses. The Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Portfolio will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Portfolio's turnover rate.

   Each of the Portfolios may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's total assets. In addition, the Portfolios for The Pierpont Emerging Markets Equity and Diversified Funds will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the net asset value of such Portfolio.

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OPTIONS

   PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Portfolio may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Portfolio will lose the entire premium it paid. If the Portfolio exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Portfolio exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

   The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

   The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

   SELLING (WRITING) PUT AND CALL OPTIONS. When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. The Portfolio may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

   If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

   Writing a call option obligates a Portfolio to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

   The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

   OPTIONS ON INDEXES. Each Portfolio permitted to enter into options transactions may purchase put and call options on any securities index based on securities in which the Portfolio may invest. The Portfolios for The Pierpont Emerging Markets Equity and Diversified Funds may also sell (write) put and call options on such indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally will not match the composition of an index. For a number of reasons, a liquid market may not exist and thus a Portfolio may not be able to close out an option position that it has previously entered into. When a Portfolio purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Portfolio may incur additional losses if the counterparty is unable to perform.

FUTURES CONTRACTS

   When a Portfolio purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Portfolio sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Portfolio wishes to close out a particular position.

   When a Portfolio purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

   The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Portfolio buys or sells a futures contract it will be required to deposit "initial margin" with its Custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (FCM). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Portfolio may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Portfolio to close out its futures positions. Until it closes out a futures position, a Portfolio will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Portfolios' investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

   Each Portfolio will segregate liquid, high quality assets in connection with its use of options and futures contracts to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

   For further information about the Portfolios' use of futures and options and a more detailed discussion of associated risks, see Investment Objectives and Policies in the Statement of Additional Information.

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NO  DEALER,  SALESMAN  OR ANY  OTHER  PERSON  HAS BEEN  AUTHORIZED  TO  GIVE ANY
INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE TRUST OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE TRUST OR THE DISTRIBUTOR TO MAKE SUCH OFFER IN SUCH JURISDICTION.